As filed with the Securities and Exchange Commission on November 29, 2021

Securities Act File No. 333-94671

Investment Company Act File No. 811-09781

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No. ___	[ ]
Post-Effective Amendment No. 225	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 225	[X]

PFS Funds
(Exact Name of Registrant as Specified in Charter)

1939 Friendship Drive, Suite C, El Cajon, California 92020
(Address of Principal Executive Offices, Zip Code)

Registrant's Telephone Number, including Area Code: (619) 588-9700

CT Corporation

155 Federal St., Suite 700, Boston, MA 02110

(Name and Address of Agent for Service)

With Copies to:

Ross Provence PFS Funds 1939 Friendship Drive, Suite C El Cajon, California 92020	John H. Lively Practus, LLP 11300 Tomahawk Creek Parkway, Ste. 310 Leawood, KS 66211

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b);

[X] on November 30, 2021 pursuant to paragraph (b);

[ ] 60 days after filing pursuant to paragraph (a)(1);

[ ] on (date) pursuant to paragraph (a)(1);

[ ] 75 days after filing pursuant to paragraph (a)(2); or

[ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

FORM N-1A
PROSPECTUS

Alpha Fiduciary Quantitative Strategy Fund

Prospectus

November 30, 2021

Ticker AFQSX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, nor has the Securities and Exchange Commission determined that this Prospectus is complete or accurate. Any representation to the contrary is a criminal offense.

Table of Contents

Summary Section	1

Fees and Expenses of the Fund	1
The Principal Investment Strategy of the Fund	2
The Principal Risks of Investing in the Fund	3
Management	6
Purchase and Sale of Fund Shares	6
Tax Information	6
Payments to Broker-Dealers and Other Financial Intermediaries	6

Investment Objective, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings	7

Investment Objective	7
The Investment Selection Process Used by the Fund	7
The Principal Risks of Investing in the Fund	8
Portfolio Holdings Disclosure	12

Management	12

The Investment Adviser	12

Shareholder Information	13

Pricing of Fund Shares	13
Customer Identification Program	14
Investing in the Fund	14
Minimum Investments	14
Investments Made Through Brokerage Firms or Other Financial Institutions	15
Payment	15
Types of Account Ownership	15
Instructions for Opening and Adding to an Account	16
Telephone and Wire Transactions	17
Tax-Deferred Plans	17
Types of Tax-Deferred Accounts	17
Automatic Investment Plans	18
Dividend Reinvestment	18
Instructions for Selling Fund Shares	19
Additional Redemption Information	20
Shareholder Communications	21
Dividends and Distributions	21
Market Timing	22
Taxes	22
Financial Highlights	25
PRIVACY NOTICE	26
Other Fund Service Providers	27

Summary Section

Investment Objective

•	The Alpha Fiduciary Quantitative Strategy Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the expenses and fees that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)

Redemption Fees	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution 12b-1 Fees	0.00%
Other Expenses	0.70%
Acquired Fund Fees and Expenses	0.10%
Total Annual Fund Operating Expenses	1.80%

Expense Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$183	$566	$975	$2,116

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. The Fund is new, so it does not have a portfolio turnover rate to report at this time. During the most recent fiscal year ended, the Fund’s portfolio turnover rate was 59.13% of the average value of its portfolio.

Prospectus 1

The Principal Investment Strategy of the Fund

The Fund seeks to achieve its investment objective by investing primarily in a portfolio of exchange-traded funds (“ETFs”) and equity index futures. The Fund implements a quantitative trend-following strategy by generally holding long positions in S&P 500® Index ETF(s) and equity index futures that provide either long and/or short exposure to the equity markets. The Fund’s ETF investments will typically consist of ETFs that have the S&P 500® Index as the reference index. The reference index and corresponding ETF investment(s) may be market cap or equal weighted. Alpha Fiduciary, Inc., the Fund’s investment adviser (the “Adviser”), has developed a quantitative trend-following strategy that is designed to determine the Fund’s exposure to the equity markets, adjusting that exposure from approximately 0% to 165% at the time of purchase. The Adviser will use one or more sets of data inputs in its model as well as the corresponding ETF(s) which they believe most appropriate for the prevailing market conditions. As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasuries or short-term investments, including money market funds, cash and time deposits.

The Adviser’s quantitative strategy seeks to identify price trends in the equity markets as indicated by the S&P 500® reference index. The quantitative investment model uses past asset prices and other market information to seek to determine the direction of the price trend in the S&P 500® reference index. The investment model tends to overweight the equity markets as the market moves towards the upper end of its intermediate trading range and underweight the equity markets when the market trades toward the lower end of its intermediate trading range. For certain months where market events produce large upward or downward price patterns, the quantitative model is designed to adjust the Fund’s exposure to the equity markets accordingly (i.e., greater exposure when market is moving up and less exposure when market is moving down).

Based on the signals being received from the quantitative investment model, the Fund will generally take a long or short position in S&P 500® equity index futures. Stock index futures are contracts based on the future value of the basket of securities that comprise the underlying stock index (e.g. S&P 500® Index). The Fund’s long positions will benefit from an increase in price of the S&P 500®, while short positions benefit from a decrease in price of the S&P 500®. The Fund adjusts its equity index futures exposure based on the strength of signals from the quantitative investment model. The Adviser may, in its discretion, override or modify its quantitative investment model and rely solely on its own proprietary research.

The Fund is a "non-diversified" portfolio, which means it can invest in fewer securities at any one time than a diversified portfolio and can invest more of its assets in securities of a single issuer than a diversified portfolio. The Fund may invest a significant percentage of its assets in a limited number of securities. Also, the Fund may invest in a limited number of sectors but has no intention to concentrate its investments in any particular industry. The investment strategy may result in significant short-term trading in the Fund’s portfolio.

Prospectus 2

The Principal Risks of Investing in the Fund

Risks in General. Domestic economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets in which the Fund invests. There is risk that these and other factors may adversely affect the Fund's performance. You could lose money by investing in the Fund.

Additionally, unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues (such as COVID-19); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Futures Contract Risk. The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s net asset value and total return, are the imperfect correlation between the change in market value of the futures contract held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so. The Fund’s use of futures contracts for the purpose of increasing the Fund’s long and/or short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and therefore amplify the effect of market volatility on the Fund’s share price (see “Leveraging Risk”).

Leveraging Risk. The Fund’s use of futures contracts will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s net asset value to be volatile.

Asset Segregation Risk. The Fund must segregate liquid assets, or engage in other measures, to “cover” open positions with respect to the futures contracts in which it invests. Accordingly, the Fund will typically maintain a substantial amount of its assets in cash and cash equivalents as required under SEC rules. There is a possibility that segregation involving a large percentage of the Fund’s assets could impeded portfolio management and, ultimately, the Fund’s ability to meet its investment objective.

Risks of Exchange Traded Funds. Investment in an exchange traded fund (ETF) carries security specific risk and the market risk. Also, if the area of the market

Prospectus 3

representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index. In addition, the Fund will indirectly bear a proportionate share of expenses, including any management fees, paid by each ETF in which the Fund invests. Such expenses are in addition to the operating expenses of the Fund, which are borne directly by shareholders of the Fund.

Risks of Equity Securities. The risks associated with investing in equity securities of companies include the financial and operational risks faced by individual companies, the risk that the stock markets, sectors and industries in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

Sector Risk. Sector risk is the possibility that all stocks within the same group of industries will decline in price due to sector-specific market or economic developments. The Fund may emphasize certain sectors at various times including, among others, information technology. To the extent the Fund is overweighted in the information technology sector, it will be affected by such things as government regulation, intense competition and/or rapid obsolescence.

Portfolio Turnover Risk. The Fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover may cause the Fund to incur higher brokerage costs, which may adversely affect the Fund's performance, and may produce increased taxable distributions.

Transaction Cost Risk – Transaction costs refer to the charges that are associated with buying and selling securities for the Fund. As a result of the Fund’s expected high rate of portfolio turnover, the Fund will likely incur higher brokerage and custody charges than those associated with an average equity fund.

Risk of Non-Diversification. The Fund is a non-diversified portfolio, which means that it has the ability to take larger positions in a smaller number of securities than a portfolio that is "diversified.” Non-diversification increases the risk that the value of the Fund could go down because of the poor performance of a single investment. Because the Fund may invest a significant percentage of its assets in a single ETF and/or money market fund, and at times may hold only one such position along with a cash or cash equivalent position, there is a risk that events negatively affecting these fewer positions will have a greater negative impact on the Fund’s performance.

Management Risks. The Adviser's implementation of the Fund's strategy may fail to produce the intended results.

Quantitative/Trend Model Risk. The risk that investments selected using quantitative models to identify market trends may perform differently from the market as a whole or from their expected performance. There can be no assurance that use of a quantitative trend model will enable the Fund to achieve positive returns or outperform the market.

Prospectus 4

Risks of Fixed Income Securities. Fixed income securities fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than the market price of shorter-term securities.

Performance History

The bar chart shows performance of the Fund for each full calendar year since the Fund's inception. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1 year and since inception compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.alphafiduciaryfunds.com or by calling 1-888-266-3996.

For the period January 1, 2021, through September 30, 2021, the total return for the Fund was 24.41%.

                      Best Quarter (12/31/20) +21.34%      Worst Quarter (3/31/20) -36.50%

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED 12/31/20	1 Year	Since Inception (12/31/19)

Alpha Fiduciary Quantitative Strategy Fund
Return Before Taxes	-23.80%	-23.80%
Return After Taxes on Distributions	-23.80%	-23.80%
Return After Taxes on Distributions and Sale of Fund Shares	-14.09%	-14.09%
S&P 500® Index (does not reflect deductions for fees, expenses or taxes)	18.40%	18.40%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Past performance (before and after taxes) of the Fund is no guarantee of how it will perform in the future. Past performance provides some indication of the risks of investing in the Fund. There is no performance information for the Fund since the Fund has not completed one full calendar year of operation as of the date of this prospectus. Performance data current to the most recent month end may be obtained by calling 1-888-266-3996.

Prospectus 5

Management

Investment Adviser

Alpha Fiduciary, Inc.

Portfolio Managers

Curtis J. Anderson and Arthur T. Doglione have managed the Fund since its inception in November, 2019. Mr. Anderson is a Managing Director of the Adviser and Co-Portfolio Manager of the Fund. Mr. Doglione is the President of the Adviser and Co-Portfolio Manager of the Fund.

Purchase and Sale of Fund Shares

The minimum initial and subsequent investment amounts for various types of accounts offered by the Fund are shown below.

	Initial	Additional
Regular Account	$5,000	$100
Automatic Investment Plan	$1,000	$100*
IRA Account	$1,000	$100

*An Automatic Investment Plan requires a $100 minimum automatic monthly investment.

Investors may purchase or redeem Fund shares on any business day through a financial intermediary, by mail (Alpha Fiduciary Quantitative Strategy Fund, c/o Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147), by wire, or by telephone at 1-888-266-3996. Purchases and redemptions by telephone are only permitted if you previously established this option on your account.

Tax Information

The Fund's distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, where distributions may be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

Prospectus 6

Investment Objective, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings

Investment Objective

•	The Alpha Fiduciary Quantitative Strategy Fund seeks long-term capital appreciation. The Fund's investment objective is not fundamental and it may be changed without shareholder approval, although the Fund will provide 60 days' advance notice of any such change.

The Investment Selection Process Used by the Fund

The Fund seeks to achieve its investment objective by investing primarily in a portfolio of exchange-traded funds (“ETFs”) and equity index futures. The Fund implements a quantitative trend-following strategy by generally holding long positions in S&P 500® Index ETF(s) and equity index futures that provide either long and/or short exposure to the equity markets. The Fund’s ETF investments will typically consist of ETFs that have the S&P 500® Index as the reference index. The reference index and corresponding ETF investment(s) may be market cap or equal weighted. Alpha Fiduciary, Inc., the Fund’s Adviser, has developed a quantitative trend-following strategy that is designed to determine the Fund’s exposure to the equity markets, adjusting that exposure from approximately 0% to 165% at the time of purchase. The Adviser will use one or more sets of data inputs in its model as well as the corresponding ETF(s) which they believe most appropriate for the prevailing market conditions. As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasuries or short-term investments, including money market funds, cash and time deposits.

The Adviser’s quantitative strategy seeks to identify price trends in the equity markets as indicated by the S&P 500® reference index. The quantitative investment model uses past asset prices and other market information to seek to determine the direction of the price trend in the S&P 500® reference index. The investment model tends to overweight the equity markets as the market moves towards the upper end of its intermediate trading range and underweight the equity markets when the market trades toward the lower end of its intermediate trading range. For certain months where market events produce large upward or downward price patterns, the quantitative model is designed to adjust the Fund’s exposure to the equity markets accordingly (i.e., greater exposure when market is moving up and less exposure when market is moving down).

Based on the signals being received from the quantitative investment model, the Fund will generally take a long or short position in S&P 500® equity index futures. Stock index futures are contracts based on the future value of the basket of securities that comprise the underlying stock index (e.g. S&P 500® Index). The Fund’s long positions will benefit from an increase in price of the S&P 500®, while short positions benefit from a decrease in price of the S&P 500®. The Fund adjusts its equity index futures exposure based on the strength of signals from the quantitative investment model. The

Prospectus 7

Adviser may, in its discretion, override or modify its quantitative investment model and rely solely on its own proprietary research.

Stock index futures are contracts based on the future value of the basket of securities that comprise the underlying stock index. The futures contract obligates the seller to deliver and the purchaser to take cash to settle the futures transaction or to enter into an obligation contract. No physical delivery of the securities underlying the index is made on settling the futures obligation. No monetary amount is paid or received by the Fund on the purchase or sale of a stock index future. At any time prior to the expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the future for tax purposes. Although stock index futures by their terms call for settlement by the delivery of cash, in most cases the settlement obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

The Fund is a "non-diversified" portfolio, which means it can invest in fewer securities at any one time than a diversified portfolio and can invest more of its assets in securities of a single issuer than a diversified portfolio. The Fund may invest a significant percentage of its assets in a limited number of securities. Also, the Fund may invest in a limited number of sectors but has no intention to concentrate its investments in any particular industry. The investment strategy may result in significant short-term trading in the Fund’s portfolio.

Defensive Positions

The Fund may hold all or a portion of its assets in cash or cash-equivalents like money market funds, certificates of deposit, short-term debt obligations, and repurchase agreements, either due to pending investments or when investment opportunities are limited or market conditions are adverse. Under these circumstances, the Fund may not participate in stock market advances or declines to the same extent it would had it remained more fully invested in common stocks. If the Fund invests in shares of a money market fund, shareholders of the Fund generally will be subject to duplicative management and other fees and expenses. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

The Principal Risks of Investing in the Fund

Risks in General. Domestic and foreign economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets of the Fund's investments. There is risk that these and other factors may adversely affect the Fund's performance. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. An investment in the Fund is not a deposit in the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund.

Additionally, unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made

Prospectus 8

disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events could have a significant negative impact on global economic and market conditions. The COVID-19 global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting international and domestic travel, and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may be expected to impact the Fund and its investments.

Futures Contract Risk. The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s net asset value and total return, are the imperfect correlation between the change in market value of the futures contract held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so. The Fund’s use of futures contracts for the purpose of increasing the Fund’s long and/or short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and therefore amplify the effect of market volatility on the Fund’s share price (see “Leveraging Risk”).

Leveraging Risk –The Fund’s use of futures contracts will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s net asset value to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific asset class through an instrument providing leveraged exposure to the class and that instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the instruments

Prospectus 9

providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of instruments providing enhanced exposure will enable the Fund to achieve its investment objective.

Asset Segregation Risk. The Fund must segregate liquid assets, or engage in other measures, to “cover” open positions with respect to the futures contracts in which it invests. Accordingly, the Fund will typically maintain a substantial amount of its assets in cash and cash equivalents as required under SEC rules. There is a possibility that segregation involving a large percentage of the Fund’s assets could impeded portfolio management and, ultimately, the Fund’s ability to meet its investment objective.

Risks of Exchange Traded Funds. Investment in an exchange traded fund (ETF) carries security-specific risk and market risk. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index. The Fund will indirectly pay its proportionate share of any fees and expenses paid by the ETF in which it invests in addition to the fees and expenses paid directly by the Fund, many of which may be duplicative. The Fund also will incur brokerage costs when it purchases ETFs. As a result, the cost of investing in the Fund generally will be higher than the cost of investing directly in ETFs. Additionally, ETFs are subject to the following risks: (i) the market price of an ETF's shares may be above or below its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and (v) underlying ETF shares may be de-listed from the exchange or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) temporarily stop stock trading.

Risks of Equity Securities. Overall stock market risks may affect the value of the Fund. These risks include the financial risk of selecting securities that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect the performance of each company, including the strength of the company's management or the demand for its product or services. You should be aware that the value of a company's share price may decline as a result of poor decisions made by management or lower demand for the company's products or services. In addition, a company's share price may also decline if its earnings or revenues fall short of expectations. There are overall stock market risks that may also affect the value of the Fund. Over time, the stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund's investments may increase or decrease more than the stock markets in general. Common stocks, preferred securities, and warrants are examples of equity securities.

Sector Risk. Sector risk is the possibility that all stocks within the same group of industries will decline in price due to sector-specific market or economic

Prospectus 10

developments. The Fund may emphasize certain sectors at various times including, among others, information technology.

Portfolio Turnover Risk. The Fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. A portfolio turnover rate of 100% is equivalent to a fund buying and selling all of the securities in its portfolio once during the course of a year. How long the Fund holds a security in its portfolio is generally not a factor in making buy and sell decisions. Increased portfolio turnover may cause the Fund to incur higher brokerage costs, which may adversely affect the Fund's performance and may produce increased taxable distributions. The distributions may be taxable as short-term capital gains which are taxed at ordinary income taxation rates rather than at the currently lower long-term capital gains taxation rates. Increased portfolio turnover may increase short-term capital gains taxes.

Transaction Cost Risk. Transaction costs refer to the charges that are associated with buying and selling securities for the Fund. As a result of the Fund’s expected high rate of portfolio turnover, the Fund will likely incur higher brokerage and custody charges than those associated with an average equity fund.

Risk of Non-Diversification. The Fund is a non-diversified portfolio, which means that it has the ability to take larger positions in a smaller number of securities than a portfolio that is "diversified." Non-diversification increases the risk that the value of the Fund could go down because of the poor performance of a single investment. The Fund may invest a significant percentage of its assets in a single ETF, ETN and/or money market fund, and at times may hold only one such position along with a cash or cash equivalent position.

Management Risks. The Adviser's implementation of the Fund's strategy may fail to produce the intended results. Although the co-portfolio manager Curt Anderson has managed two prior mutual funds, this is the first mutual fund the Adviser has managed.

Quantitative/Trend Model Risk. The risk that investments selected using quantitative models to identify market trends may perform differently from the market as a whole or from their expected performance. There can be no assurance that use of a quantitative trend model will enable the Fund to achieve positive returns or outperform the market.

Risks of Fixed Income Securities. Fixed income securities fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than the market price of shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments. Government bonds, corporate bonds and high yield bonds are examples of fixed income securities.

Cybersecurity Risk. Cybersecurity and other operational and technology issues may result in financial losses to the Funds and their shareholders, impede business transactions, violate privacy and other laws, subject the Funds to certain regulatory

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penalties and reputational damage, and increase compliance costs and expenses. Although the Fund has developed processes and risk management systems designed to reduce these risks, the Fund does not directly control the cybersecurity defenses, operational and technology plans and systems of its service providers, financial intermediaries and companies in which they invest or with which they do business.

Portfolio Holdings Disclosure

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI") and on the Fund's website at www.alphafiduciaryfunds.com.

Management

The Investment Adviser

Alpha Fiduciary, Inc. is the investment adviser of the Fund and has responsibility for the management of the Fund's affairs, under the supervision of the Trust's Board of Trustees. The Adviser is a registered investment adviser controlled by Arthur T. Doglione. The Fund's investment portfolio is managed on a day-to-day basis by Curtis J. Anderson and Arthur T. Doglione. The Adviser provides investment management services to individuals, families, trusts, estates, pension and profit-sharing plans, and other entities.

Mr. Doglione is the President and Senior Managing Director of the Adviser. Mr. Doglione has co-managed the Fund since its inception. Mr. Doglione founded the Adviser in 2006 as an Arizona corporation, and its address is 20645 N Pima Rd Suite N-225, Scottsdale, AZ 85255. Mr. Doglione has a degree in finance, investments and portfolio management from Arizona State University. Prior to forming the Adviser, he served as a Senior Managing Director of U.S. Fiduciary (2006 to 2007); a Senior Financial Consultant with Merrill Lynch (1992 to 2006); and a Senior Financial Consultant at Paine Webber (1988 to 1992).

Mr. Anderson is a Managing Director of the Adviser. He is a is a Chartered Financial Analyst (CFA). Mr. Anderson has a Master of Business Administration degree from the University of Utah. Prior to joining the Adviser in 2013, he was a Senior Portfolio Manager with The StoneHarbor Group, LLC (2008-2013); an Executive Manager with Brahma Capital (2006-2008); the CEO of American Medibanc (2002-2006); a Senior Portfolio Manager of Founders Asset Management (1999-2001); and Senior Vice President of First Security Investment Management (1991-1999).

The Fund's SAI provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

The Adviser manages the investment portfolio of the Fund, subject to the policies adopted by the Trust's Board of Trustees. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Adviser receives an investment

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management fee equal to 1.00% of the Fund's average daily net assets. A discussion regarding the basis of the Board of Trustees’ approval of the Management Agreement between the Trust and the Adviser is available in the Fund’s semi-annual report to shareholders for the period ending January 31, 2020. For its services, the Adviser received an investment management fee equal to 1.00% of the average daily net assets of the Fund for the fiscal year ended July 31, 2021.

Under the Services Agreement the Adviser receives an additional fee of 0.70% of the Fund’s average daily net assets up to $25 million, 0.35% of the Fund’s average daily net assets from $25 million to $100 million, and 0.25% of such assets in excess of $100 million for services provided under the agreement and is obligated to pay the operating expenses of the Fund excluding management fees, brokerage fees and commissions, 12b-1 fees (if any), taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, the cost of acquired funds and extraordinary expenses. Additionally, under the Services Agreement the Adviser supervises the Fund’s business affairs. The Adviser coordinates for the provision of the services of a Chief Compliance Officer for the Trust with respect to the Fund, executive and administrative services including, but are not limited to, the coordination of all third parties furnishing services to the Fund, review of the books and records of the Fund maintained by such third parties, and such other actions with respect to the Fund as may be necessary in the opinion of the Adviser to perform its duties under the Services Agreement. For its services the Adviser received services fees of 0.70% of the average daily net assets of the Fund for the fiscal year ended July 31, 2021.

Shareholder Information

Pricing of Fund Shares

The price you pay for a share of the Fund, and the price you receive upon selling or redeeming a share of the Fund, is called the Fund's net asset value ("NAV"). The NAV is calculated by taking the total value of the Fund's assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent:

Net Asset Value = Total Assets - Liabilities / Number of Shares Outstanding

The NAV is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open for trading. The New York Stock Exchange generally is open every day other than weekends and holidays. All purchases, redemptions or reinvestments of Fund shares will be priced at the next NAV calculated after your order is received in proper form by the Fund's Transfer Agent, Mutual Shareholder Services. If you purchase shares directly from the Fund, your order must be placed with the Transfer Agent prior to the close of the trading of the New York Stock Exchange in order to be confirmed for that day's NAV. The Fund's assets are generally valued at their market value. If market prices are not available or, in the Adviser's opinion, market prices do not reflect fair value, or if an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser may value the Fund's assets at their fair value according to policies approved by the Fund's Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund's

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fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders. The Fund's investments are valued at market value or, if a market quotation is not readily available, at the fair value determined in good faith by the Adviser, subject to the review and oversight of the Fund's Board of Trustees. The Fund may use pricing services to help determine market value. Because the Fund may have portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares. With respect to any portion of a Fund's assets that are invested in one or more open-end management investment companies that are registered under the Investment Company Act, the Fund's net asset value is calculated based upon the net asset values of the registered open-end management investment companies in which the Fund invests. The prospectuses for these investment companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Customer Identification Program

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that, when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for identifying documents and may take additional steps to verify your identity. We may not be able to open an account or complete a transaction for you until we are able to verify your identity.

Investing in the Fund

You may purchase shares directly through the Fund's transfer agent or through a brokerage firm or other financial institution that has agreed to sell the Fund's shares. If you are investing directly in the Fund for the first time, you will need to establish an account by completing a Shareholder Account Application (To establish an IRA, complete an IRA Application). To request an application, call toll-free 1-888-266-3996. Your initial investment minimum can be found in the table below. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower to investors purchasing shares through a brokerage firm or other financial institution.

Minimum Investments

	Initial	Additional
Regular Account	$5,000	$100
Automatic Investment Plan	$1,000	$100*
IRA Account	$1,000	$100

*An Automatic Investment Plan requires a $100 minimum automatic monthly or quarterly investment.

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Investments Made Through Brokerage Firms or Other Financial Institutions

The Fund may be purchased through broker dealers and other intermediaries. If you invest through a brokerage firm or other financial institution, the policies and fees may be different than those described here. Financial advisers, financial supermarkets, brokerage firms, and other financial institutions may charge transaction and other fees and may set different minimum investments or limitations on buying or selling shares. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. Consult a representative of your financial institution if you have any questions. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, received the order. Customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee. Your financial institution is responsible for transmitting your order in a timely manner.

Payment

All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks. No cash, money orders, traveler's checks, credit cards, credit card checks, third-party checks or other checks deemed to be high-risk checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic fund transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your pre-designated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or Fund agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund. Your investment in the Fund should be intended to serve as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. The Fund also reserves the right to stop offering shares at any time.

Types of Account Ownership

You can establish the following types of accounts by completing a Shareholder Account Application:

•	Individual or Joint Ownership Individual accounts are owned by one person. Joint accounts have two or more owners.

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•	A Gift or Transfer to Minor (UGMA or UTMA) A UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or
UTMA account, you must include the minor's social security number on the application.

•	Trust An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.
•	Business Accounts Corporation and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of a partnership.

•	IRA Accounts See "Tax-Deferred Plans".

Instructions for Opening and Adding to an Account

TO OPEN AN ACCOUNT

By Mail

Complete and sign the Shareholder Application or an IRA Application.

Make your check payable to Alpha Fiduciary Quantitative Strategy Fund.

• For IRA accounts, please specify the year for which the contribution is made.

Mail or overnight the application and check to:

Alpha Fiduciary Quantitative Strategy Fund

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

TO ADD TO AN ACCOUNT

By Mail

Complete the investment slip that is included with your account statement and write your account number on your check. If you no longer have your investment slip, please reference your name, account number, and address on your check.

Mail or overnight the slip and the check to:

Alpha Fiduciary Quantitative Strategy Fund

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

TO OPEN AN ACCOUNT

By Wire

Call 1-888-266-3996 for instructions and to obtain an investor account number or an IRA account number prior to wiring to the Fund.

TO ADD TO AN ACCOUNT

By Wire

Call 1-888-266-3996 for instructions.

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Telephone and Wire Transactions

With respect to all transactions made by telephone, the Fund and its transfer agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmation of all such transactions, and/or tape recording all telephone instructions. If reasonable procedures are followed, then neither the Fund nor the transfer agent will be liable for any loss, cost, or expense for acting upon an investor's telephone instructions or for any unauthorized telephone redemption. In any instance where the Fund's transfer agent is not reasonably satisfied that instructions received by telephone are genuine, neither the Fund nor the transfer agent shall be liable for any losses which may occur because of delay in implementing a transaction.

If you purchase your initial shares by wire, the transfer agent first must have received a completed account application and issued an account number to you. The account number must be included in the wiring instructions as set forth above. The transfer agent must receive your account application to establish shareholder privileges and to verify your account information. Payment of redemption proceeds may be delayed and taxes may be withheld unless the Fund receives a properly completed and executed account application.

Shares purchased by wire will be purchased at the NAV next determined after the transfer agent receives your wired funds and all required information is provided in the wire instructions. If the wire is not received by 4:00 p.m. Eastern time, the purchase will be effective at the NAV next calculated after receipt of the wire.

Tax-Deferred Plans

If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax-deductible. Tax-deferred accounts include retirement plans described below. Distributions from these plans are generally subject to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

US Bank, N.A., serves as the custodian for the tax-deferred accounts offered by the Fund. You will be charged an annual account maintenance fee of $8 for each tax-deferred account you have with the Fund. You may pay the fee by check or have it automatically deducted from your account (usually in December). The custodian reserves the right to change the amount of the fee or to waive it in whole or part for certain types of accounts.

Types of Tax-Deferred Accounts

•	Traditional IRA

An individual retirement account. Your contribution may or may not be deductible depending on your circumstances. Assets can grow tax-deferred and distributions are taxable as income.

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•	Roth IRA

An IRA with non-deductible contributions, tax-free growth of assets, and tax-free distributions for qualified distributions.

•	Spousal IRA

An IRA funded by a working spouse in the name of a non-earning spouse.

•	SEP-IRA

An individual retirement account funded by employer contributions. Your assets grow tax-deferred and distributions are taxable as income.

•	Keogh or Profit-Sharing Plans

These plans allow corporations, partnerships and individuals who are self-employed to make tax deductible contributions for each person covered by the plans.

•	403(b) Plans

An arrangement that allows employers of charitable or educational organizations to make voluntary salary reduction contributions to a tax-deferred account.

•	401(k) Plans

Allows employees of corporations of all sizes to contribute a percentage of their wages on a tax deferred basis. These accounts need to be established by the trustee of the plan.

Automatic Investment Plans

By completing the Automatic Investment Plan section of the account application, you may make automatic monthly investments ($100 minimum per purchase) in the Fund from your bank or savings account. Your initial investment minimum is $1,000 if you select this option. Shares of the Fund may also be purchased through direct-deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or Social Security checks transferred automatically to purchase shares of the Fund.

FOR INVESTING

Automatic Investment Plan

For making automatic investments from a designated bank account.

Payroll Direct Deposit Plan

For making automatic investments from your payroll check.

Dividend Reinvestment

All income dividends and capital gains distributions will be automatically reinvested in shares of the Fund unless you indicate otherwise on the account application or in writing.

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Instructions for Selling Fund Shares

You may sell all or part of your shares on any day that the New York Stock Exchange is open for trading. Your shares will be sold at the next NAV per share calculated after your order is received in proper form by the transfer agent. The proceeds of your sale may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your sale. Your order will be processed promptly, and you will generally receive the proceeds within seven days after receiving your properly completed request. The Fund will not mail any proceeds unless your investment check has cleared the bank, which may take up to fifteen calendar days. This procedure is intended to protect the Fund and its shareholders from loss. If the dollar or share amount requested is greater than the current value of your account, your entire account balance will be redeemed. If you choose to redeem your account in full, any automatic services currently in effect for the account will be terminated unless you indicate otherwise in writing.

TO SELL SHARES

By Mail

Write a letter of instruction that includes:

•	The names(s) and signature(s) of all account owners.
•	Your account number.
•	The dollar or share amount you want to sell.
•	Where to send the proceeds.
•	If redeeming from your IRA, please note applicable withholding requirements.
•	Obtain a signature guarantee or other documentation, if required.

Mail or overnight your request to:

Alpha Fiduciary Quantitative Strategy Fund

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

By Telephone

•	You will automatically be granted telephone redemption privileges unless you decline them in writing or indicate on the appropriate section of the account application that you decline this option. Otherwise, you may redeem Fund shares by calling 1-888-266-3996. Redemption proceeds will only be mailed to your address of record.

•	You may only redeem a maximum of $25,000 per day by telephone.

•	You will not be able to redeem by telephone and have a check sent to your address of record for a period of 15 days following an address change.

•	Unless you decline telephone privileges in writing or on your account application, as long as the Fund takes reasonable measures to verify the order, you may be responsible for any fraudulent telephone order.

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For specific information on how to redeem your account, and to determine if a signature guarantee or other documentation is required, please call toll-free in the U.S. 1-888-266-3996.

Additional Redemption Information

The Fund typically expects to meet redemption requests through cash holdings or cash equivalents and expects to use cash holdings or cash equivalents on a regular basis. To the extent cash holdings or cash equivalents are not available to meet redemption requests the Fund will meet redemption requests by selling portfolio assets.

Signature Guarantees

Signature guarantees are designed to protect both you and the Fund from fraud. A signature guarantee of each owner is required to redeem shares in the following situations:

•	If you change ownership on your account.

•	If a change of address request has been received by the transfer agent within the last 15 days.

•	If you wish to redeem $25,000 or more from any shareholder account.

Signature guarantees can be obtained from most banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A notary public cannot provide signature guarantees.

The Fund reserves the right to require a signature guarantee under other circumstances or to delay a redemption when permitted by Federal Law. For more information pertaining to signature guarantees, please call 1-888-266-3996.

Corporate, Trust and Other Accounts

Redemption requests from corporate, trust, and other accounts may require documents in addition to those described above, evidencing the authority of the officers, trustees or others. In order to avoid delays in processing redemption requests for these accounts, you should call the transfer agent at 1-888-266-3996 to determine what additional documents are required.

Address Changes

To change the address on your account, call the transfer agent at 1-888-266-3996 or send a written request signed by all account owners. Include the account number(s) and name(s) on the account and both the old and new addresses. Certain options may be suspended for a period of 15 days following an address change.

Transfer of Ownership

In order to change the account registration or transfer ownership of an account, additional documents will be required. In order to avoid delays in processing these

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requests, you should call the transfer agent at 1-888-266-3996 to determine what additional documents are required.

Redemption Initiated by the Fund

Because there are certain fixed costs involved with maintaining your account, the Fund may require you to redeem all of your shares if your account balance falls below $500. After your account balance falls below the minimum balance, you will receive a notification from the Fund indicating its intent to close your account along with instructions on how to increase the value of your account to the minimum amount within 60 days. If your account balance is still below $500 after 60 days, the Fund may close your account and send you the proceeds. This minimum balance requirement does not apply to accounts using automatic investment plans, to IRAs, and to other tax-sheltered investment accounts. The right of redemption by the Fund will not apply if the value of your account balance falls below $500 because of market performance. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. Any involuntary redemption will create a capital gain or loss, which may have tax consequences about which you should consult your tax adviser.

Shareholder Communications

Account Statements

Every quarter, shareholders of the Fund will automatically receive regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Confirmations

Confirmation statements will be sent after each transaction that affects your account balance or account registration.

Regulatory Reports

Financial reports will be published semi-annually. The Fund has discontinued mailing paper copies of the Fund’s financial reports as permitted by new regulations adopted by the SEC, unless you specifically request paper copies from the Fund. The reports will remain available to you on the Fund’s website (www.alphafiduciaryfunds.com) and you will be notified by mail each time a report is posted and provided with a link to access the report. Annual reports will include audited financial statements. For any shareholder that requests paper copies only one copy of each report will be mailed to each taxpayer identification number even though the investor may have more than one account in the Fund.

Dividends and Distributions

The Fund intends to pay distributions on an annual basis and expects that distributions will consist primarily of capital gains. You may elect to reinvest income dividends and capital gain distributions in the form of additional shares of the Fund or receive these distributions in cash. Dividends and distributions from the Fund are automatically reinvested in the Fund, unless you elect to have dividends paid in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash. If

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you are interested in changing your election, you may call the transfer agent at 1-888-266-3996 or send a written notification to:

Alpha Fiduciary Quantitative Strategy Fund

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees also has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy applies uniformly to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so. However, the Fund will establish information sharing agreements with intermediaries as required by Rule 22c-2 under the 1940 Act, and otherwise use reasonable efforts to work with intermediaries to identify excessive short-term trading in underlying accounts. The Fund may invest in foreign securities, and small- to mid-capitalization companies, and therefore may have additional risks associated with market timing. Because the Fund may invest in securities that are, among other things, priced on foreign exchanges, thinly traded, traded infrequently or relatively illiquid, the Fund has the risk that the current market price for the securities may not accurately reflect current market values. This can create opportunities for market timing by shareholders. For example, securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, but prior to the close of the U.S. market. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences, and therefore could dilute the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.

Taxes

Fund dividends and distributions are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account). Dividends paid by the Fund out of net ordinary income and distributions of net short-term capital gains are taxable to the shareholders as ordinary income.

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Distributions by the Fund of net long-term capital gains to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the Fund.

Redemptions of shares of the Fund are taxable events which you will generally realize as a gain or loss. The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount received from the sale, and how long the shares were held.

The Fund’s distributions may be subject to federal income tax whether received in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions.

The Fund may be required to withhold U.S. federal income tax (presently at the rate of twenty-four percent (24%) on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the Internal Revenue Service ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen average cost as the standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

For those securities defined as “covered” under current Internal Revenue Service cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

At the time this prospectus was prepared, there were various legislative proposals under consideration that would amend the Internal Revenue Code. Therefore, it is not possible to determine whether any of these proposals will become law and how these changes might affect the Fund or its shareholders.

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The foregoing is not intended to be a full discussion of federal tax laws and the effect of such laws on you. Because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences of an investment in the Fund.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request and incorporated by reference in the Statement of Additional Information.

Financial Highlights
Selected data for a share outstanding throughout the period:	8/1/2020	12/31/2019*
	to	to
	7/31/2021	7/31/2020
Net Asset Value -
Beginning of Period	$ 6.33	$ 10.00
Net Investment Income/(Loss) (a) (e)	(0.04)	(0.06)
Net Gain/(Loss) on Securities (b)
(Realized and Unrealized)	3.51	(3.61)
Total from Investment Operations	3.47	(3.67)

Distributions (From Net Investment Income)	-	-
Distributions (From Realized Capital Gains)	-	-
Total Distributions	-	-
Net Asset Value -
End of Period	$ 9.80	$ 6.33

Total Return (c)	54.82%	(36.70)%	**
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 16,909	$ 10,768

Ratio of Expenses to Average Net Assets (d)	1.70%	1.65%	***
Ratio of Net Investment Income/(Loss) to Average Net Assets (d) (e)	(0.50)%	(1.39)%	***
Portfolio Turnover Rate	59.13%	464.61%	**

* Commencement of Investment Operations.
** Not Annualized.
*** Annualized.
(a) Per share amounts were calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(c) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions, if any.
(d) These ratios exclude the impact of expenses of the underlying investment security holdings listed in the Schedule of Investments.
(e) Recognition of the net investment income/(loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment security holdings listed on the Schedule of Investments.

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PRIVACY NOTICE

The following is a description of the Fund's policies regarding disclosure of non-public personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•         Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, Social Security Number, assets, income and date of birth); and

•         Information about your transactions with the Fund, its affiliates, or others (such as your account number, balance, payment history, parties to transactions, cost-basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator, and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your non-public personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

The Fund’s Privacy Notice is not part of this prospectus.

Prospectus 26

Other Fund Service Providers

Custodian

US Bank, N.A.

Fund Administrator

Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

Investment Adviser

Alpha Fiduciary, Inc.

Legal Counsel

Practus, LLP

Transfer Agent

Mutual Shareholder Services, LLC

Prospectus 27

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Prospectus 28

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Prospectus 29

Alpha Fiduciary Quantitative Strategy Fund

Where To Go For Information

For shareholder inquiries, please call toll-free in the U.S. at 1-888-266-3996.

You will also find more information about the Fund on our website at www.alphafiduciaryfunds.com or in the following documents:

Statement of Additional Information

The Statement of Additional Information is on file with the Securities and Exchange Commission (“SEC”), contains additional and more detailed information about the Fund and is incorporated into this Prospectus by reference. The Fund publishes Shareholder Reports (annual and semiannual reports) that contain additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

You may obtain the SAI and Shareholder Reports without charge by contacting the Fund at 1-888-266-3996 or on our Internet site at: www.alphafiduciaryfunds.com. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Shareholder Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

SEC file number 811-09781

PART B

FORM N-1A
STATEMENT OF ADDITIONAL INFORMATION

PFS FUNDS

ALPHA FIDUCIARY QUANTITATIVE STRATEGY FUND
Ticker AFQSX

STATEMENT OF ADDITIONAL INFORMATION

November 30, 2021

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of Alpha Fiduciary Quantitative Strategy Fund dated November 30, 2021. The SAI incorporates by reference the Fund’s Annual Report for the year ended July 31, 2021 (“Annual Report”). A free copy of the Prospectus can be obtained by going to Alpha Fiduciary Quantitative Strategy Fund website at www.alphafiduciaryfunds.com, writing the Transfer Agent at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, or by calling 1-888-266-3996.

TABLE OF CONTENTS
DESCRIPTION OF THE TRUST AND THE FUND	1
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	1
INVESTMENT LIMITATIONS	8
THE INVESTMENT ADVISER	10
THE PORTFOLIO MANAGER	11
TRUSTEES AND OFFICERS	12
AUDIT COMMITTEE	13
BOARD INTEREST IN THE FUND	15
COMPENSATION	16
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	16
PORTFOLIO TRANSACTIONS AND BROKERAGE	16
ADDITIONAL TAX INFORMATION	18
PRICING OF FUND SHARES	27
PURCHASES AND SALES THROUGH BROKER-DEALERS	28
ANTI-MONEY LAUNDERING PROGRAM	28
CUSTODIAN	28
FUND SERVICES	28
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	29
DISTRIBUTOR	29
LEGAL COUNSEL	29
DISCLOSURE OF PORTFOLIO HOLDINGS	29
FINANCIAL STATEMENTS	30
PROXY VOTING POLICIES	30

DESCRIPTION OF THE TRUST AND THE FUND

     Alpha Fiduciary Quantitative Strategy Fund (the "Fund") was organized as a non-diversified series of PFS Funds (the "Trust"), on June 11, 2019. The Fund went effective on November 5, 2019 and commenced operations on December 31, 2019. The Trust is an open-end investment company established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, as amended on January 20, 2011 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of full and fractional shares of multiple separate and distinct portfolio series the assets and liabilities of which are separate and distinct from the assets and liabilities of the other series portfolios of the Trust. Each share of the Fund represents an equal proportionate interest in the Fund with each other share of the Fund and is entitled to a proportionate interest in the dividends and distributions from the Fund. The shares of the Fund do not have any preemptive rights. The investment adviser to the Fund is Alpha Fiduciary, Inc. (the "Adviser").

     Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The assets received by the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the Fund. The underlying assets are segregated and are charged with the expenses with respect to the Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of the Fund, certain expenses may be legally chargeable against the assets of the Fund.

     The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust. Shareholders' investments in such an additional portfolio would be evidenced by a separate series of shares (i.e., a new "Fund"). The Trust Agreement provides for the perpetual existence of the Trust and the Fund. The Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Fund or by the Trustees upon notice to shareholders. The Trust Agreement also provides that the Trustees may also terminate the Trust upon written notice to the shareholders, and that shareholders holding at least two-thirds of the Trust’s outstanding shares may terminate the Trust.

     For information concerning the purchase and redemption of shares of the Fund, see "Purchase and Sale of Fund Shares" in the Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Pricing of Fund Shares" in the Prospectus and in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

     This section contains a discussion of some of the investments the Fund may make and some of the techniques it may use.

     A. Equity Securities. The Fund may invest in equity securities such as common stock, preferred stock, convertible securities, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

Equity securities also include exchange-traded funds (“ETFs”). Because the Fund will invest in shares of ETFs its performance is directly related to the ability of the ETFs to meet their respective investment objectives, as well as the allocation of the Fund’s assets among the ETFs by the Adviser. The Fund will invest in the securities of exchange-traded funds (“ETFs”). These ETFs will generally attempt to replicate the performance of a particular index. An ETF may not always hold all of the same securities as the index it attempts to track. An ETF may use statistical sampling techniques to attempt to replicate the returns of an index. Statistical sampling techniques attempt to match the investment characteristics of the index and the fund by taking into account such factors as capitalization, industry exposures, dividend yield, price/earnings (P/E) ratio, price/book (P/B) ratio, and earnings growth. An ETF may not track the index perfectly because differences between the index and the fund’s portfolio can cause differences in performance. In addition, expenses and transaction costs, the size and frequency of cash flow into and out of the fund, and differences between how and when the fund and the index are valued can cause differences in performance. When the Fund invests in ETFs it will indirectly bear its proportionate share of any fees and expenses payable directly by the ETF. In connection with its investments in other investment companies, the Fund will incur higher expenses, many of which may be duplicative. Furthermore, because the Fund invests in shares of ETFs its performance is directly related to the ability of the ETFs to meet their respective investment objectives, as well as the allocation of the Fund’s assets among the ETFs by the Adviser. Accordingly, the Fund’s investment performance will be influenced by the investment strategies of and risks associated with the ETFs in direct proportion to the amount of assets the Fund allocates to the ETFs utilizing such strategies.

Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks, including risks that: (1) the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities or number of stocks held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value. Additionally, investments in fixed income ETFs involve certain inherent risks generally associated with investments in fixed income securities, including the risk of fluctuation in market value based on interest rates rising or declining and risks of a decrease in liquidity, such that no assurances can be made that an active trading market for underlying ETFs will be maintained.

     There is also a risk that the ETFs may terminate due to extraordinary events. For example, any of the service providers to the ETF, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, the ETF may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the respective underlying ETF may also terminate. In addition, and ETF may terminate if its net assets fall below a certain amount. Although the Fund believes that in the event of the termination of an ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate underlying fund or ETF would be available for investment at that time.

     Many ETFs are organized as investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”). Investments in the securities of other investment companies, including investments in ETFs and closed-end funds, may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund's shareholders indirectly will bear the Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund's shareholders directly bear in connection with the Fund's own operations.

     The SEC has adopted Rule 12d1-4 under the 1940 Act. Subject to certain conditions on both the acquired fund and acquiring fund, Rule 12d1-4 provides an exemption to permit the acquiring fund to invest in the securities of other registered investment companies in excess of the limits of Section 12(d)(1) of the 1940 Act. CFTC Exemption. The Fund is being operated by an investment adviser that has claimed an exemption from registration with the Commodities Futures Trading Commission as a commodity pool operator under the Commodity Exchange Act, and therefore the investment adviser is not subject to registration or regulation as a commodity pool operator under the Act. This claim of exemption from registration as a commodity pool operator is pursuant to Rule 4.5 promulgated under the Commodity Exchange Act. Specifically, in accordance with the requirements of Rule 4.5(b)(1), the Fund will limit its use if commodity futures contracts and commodity options contracts to no more than (i) five percent (5%) of the Fund’s liquidation value being committed as aggregate initial premium or margin for such contracts or (ii) one hundred percent (100%) of the Fund’s liquidation value in aggregate net notional value of commodity futures, commodity options and swaps positions.

     B. Foreign Securities. The Fund may invest in foreign equity and fixed income securities. Foreign securities include American Depositary Receipts (“ADRs”) and ETFs that hold foreign securities. ADRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying securities in their national markets and currencies. ADRs are subject to risks similar to those associated with direct investment in foreign securities.

     Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may invoke increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that an adviser will be able to anticipate or counter these potential events and their impacts on the Fund’s share price.

     The considerations noted above generally are intensified for investments in developing and emerging market countries. These countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

     C. Restricted and Illiquid Securities. The portfolio of the Fund may contain illiquid securities. Illiquid securities are any investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investments. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements and reverse repurchase agreements maturing in more than seven days, nonpublicly offered securities, and restricted securities. Restricted securities are securities whose resale is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell. The Fund will not invest more than 15% of its net assets in illiquid securities.

     Rule 144A securities are treated as exempt from the 15% limit on illiquid securities, provided that a dealer or institutional trading market in such securities exists. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of restricted securities and, through reports from the Adviser, the Board of Trustees will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of the Fund could be adversely affected.

     D. U.S. Government Securities. U.S. government securities are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States or guaranteed by the United States Treasury. For example, securities issued by the Farm Credit Banks or by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. Moreover, securities issued by other agencies or instrumentalities are supported only by the credit of the entity that issued them.

     E. Corporate Debt Securities. Corporate debt securities are long- and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody's, or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. For securities on the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for higher-rated securities.

     F. Fixed Income Securities. The Fund may invest in all types of U.S. and non-U.S. fixed income securities, including when-issued, delayed delivery, or forward commitment basis. Fixed income securities are subject to credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if an issuer of a fixed income security cannot meet its financial obligations or goes bankrupt. Interest rate risk is the risk that the Fund's investments in fixed income securities may fall when interest rates rise.

     Investments in high-yield bonds (also known as “junk bonds”) are considered to be more speculative than higher quality fixed income securities. They are more susceptible to credit risk than investment-grade securities, especially during periods of economic uncertainty or economic downturns. The values of lower quality securities are subject to greater volatility and are generally more dependent on the ability of the issuer to meet interest and principal payments than the values of higher quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings.

     G. Financial Services Industry Obligations. The Fund may invest in each of the following obligations of the financial services industry:

     (1) Certificate of Deposit. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

     (2) Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate.

     (3) Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer and reflect the obligation both of the bank and of the drawer to pay the face amount of the instruments upon maturity.

     H. Repurchase Agreements. The Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. government or agencies of the U.S. government ("U.S. Government Obligations"). A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund)

acquires ownership of a U.S. Government Obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than 7 days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. The Adviser will monitor the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.

     I. Borrowing. The Fund is permitted to borrow money up to one-third of the value of its total assets. Borrowing is a speculative technique that increases both investment opportunity and the Fund's ability to achieve greater diversification. However, it also increases investment risk. Because the Fund's investments will fluctuate in value even though the interest obligations on borrowed funds may be fixed, the Fund's net asset value may tend to increase more when its investments increase in value and decrease more when its investments decrease in value. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

     J. Securities Lending. The Fund may make long- and short-term loans of its portfolio securities to parties such as broker-dealers, banks, or institutional investors, in an amount up to 33 1/3% of Fund assets. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser. Furthermore, loans will only be made if, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

     The Adviser understands that it is the current view of the staff of the Securities and Exchange Commission (the "SEC") that the Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive between 102% - 105% collateral in the form of cash or cash equivalents (e.g. securities issued or guaranteed by the U.S. Government or its agencies, negotiable certificates of deposit, bankers’ acceptances or letters of credit); (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

K. Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities. These securities represent an interest in a pool of mortgages. Most mortgage-backed securities are pass-through securities, meaning that the payments received by the Fund on such securities consist of both principal and interest as the mortgages in the underlying mortgage pool are paid off. Unscheduled or early payments on the underlying mortgages may shorten the securities’ effective maturities. The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, the Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be sold upon prepayment). In addition, prepayments of such securities held by the Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-backed securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by the Fund at lower rates of return.

     L. Options Transactions. The Fund may engage in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, the Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

     The purchase and writing of options requires additional skills and techniques beyond normal portfolio management and involves certain risks. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund sells a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues. It will also retain the risk of loss should the price of the security decline. When the Fund sells a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has sold. Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

M. Real Estate Investment Trusts. The Fund may invest in the securities of real estate investment trusts (REITs). REITs offer investors greater liquidity and diversification than direct ownership of properties. A REIT is a corporation or business trust that invests substantially all of its assets in interests in real estate. Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Mortgage REITs are those that invest in real estate mortgages and generate income primarily from interest payments on mortgage loans. Hybrid REITs generally invest in both real property and mortgages. Unlike corporations, REITs do not pay income taxes if they meet certain IRS requirements. Real estate related equity securities also include those insured by real estate developers, companies with substantial real estate holdings (for investment or as part of their operations), as well as companies whose products and services are directly related to the real estate industry, such as building supply manufacturers, mortgage lenders or mortgage servicing companies. Like any investment in real estate though, a REIT’s performance depends on several factors, such as its ability to find tenants, renew leases and finance property purchases and renovations. Other risks associated with REIT investments include the fact that equity and mortgage REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund but also may indirectly bear similar expenses of some of the REITs in which it invests.

N. Futures and Options on Futures. The Fund may buy and sell stock index futures contracts. A stock index futures contract obligates the seller to deliver (and the buyer to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made. No physical delivery of the underlying stocks in the index is made. Positions taken in the futures markets are not normally held to maturity but are liquidated through offsetting transactions that may result in a profit or a loss.

The Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its long positions in equity securities that might otherwise result. When the Fund is not fully invested in stocks and anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of common stocks that it intends to buy.

The Fund may buy and sell call and put options on stock index futures to hedge against risks of market price movements in its long portfolio and to maintain short positions through transactions other than short sales of securities. The need to hedge against market movement risks will depend on the extent of diversification of the Fund’s common stock portfolio and the sensitivity of such investments to factors influencing the stock market as a whole.

Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy and sell stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day before the expiration date of the option, the settlement will be made entirely in cash in an amount equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

To the extent the Fund enters into a futures contract, it will deposit in a segregated account with a custodian bank or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the initial margin), as required by the relevant contract market and futures commission merchant. The futures contract will be marked to market daily. Should the value of the futures contract decline relative to the Fund’s position, the Fund, if required by law, will pay the futures commission merchant an amount equal to the change in value to maintain its appropriate margin balance.

Transactions involving futures contracts and related options carry risk. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time, and the Fund may be unable to promptly liquidate unfavorable positions. Consequently, the Fund may have to hold a position until delivery or expiration regardless of change in its value. As a result, the Fund’s access to other assets held to cover its options or futures positions could also be impaired. There is also the risk that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options or futures used. In addition, the Fund will pay commissions and other costs in connection with such investments.

O. Other Investment Companies. The Fund may purchase securities of open-end or closed-end investment companies if the purchase is in compliance with the 1940 Act. If the Fund invests in securities of other investment companies, the return of any such investment will be reduced by the operating expenses, including investment advisory and administrative fees, of such investment companies. However, the Adviser believes that at times the return and liquidity features of these securities will be more beneficial than other types of securities.

P. Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or a broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The Fund will only enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser. Such transactions may increase fluctuations in the market value of the Fund’s assets and may be viewed as a form of leverage.

Q. Zero Coupon Bonds. Zero coupon bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating the Fund’s dividend, a portion of the difference between a zero coupon bond’s purchase price and its face value is considered income.

R. Exchange-Traded Notes. The Fund may invest in exchange-traded notes (“ETNs”), which are a type of unsecured, unsubordinated debt security. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to principal amount, subject to the day's index factor. ETN returns are based upon the performance of a market index minus applicable fees. ETNs do not make periodic coupon payments and provide no principal protection. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity. The value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying index remaining unchanged. ETNs are synthetic instruments in that they do not represent an interest in the ETNs underlying securities. Additionally, because the ETNs are issued by third parties, there is a risk that the party issuing the ETN may default.

S. Commodities. The Fund also will invest in underlying funds that hold a portfolio of commodities. Commodities are physical substances, such as metals, that investors buy or sell on the market, usually through futures contracts. The price of a commodity is subject to supply and demand. Commodity risk refers to the uncertainties of future market values and the size of future income, caused by fluctuation in the price of a commodity. An investment in commodities contends with the following types of risks: price risk, adverse movements in world prices, exchange rates, and the basis between local and world prices; quantity risk; cost risk, input price risk; and political risk, how political conditions can affect supply, demand and the price of commodities.

Certain ETFs and ETNs may not produce qualifying income for purposes of the “90% Test” (as defined below under the heading “Taxation as a RIC”) which must be met for the Fund to maintain its status as a regulated investment company under the Code. If one or more ETFs or ETNs generates more non-qualifying income for purposes of the 90% Test than the Fund’s portfolio management expects, it could cause the Fund inadvertently to fail the 90% Test.

 T.       Cash and Cash Equivalents.  The Fund may hold cash or invest in cash equivalents. Cash equivalents include money market funds, commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies, or bank/corporation sponsored conduits (asset-backed commercial paper)); short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)); or bank notes; savings association and saving bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); securities of the U.S. government, its agencies, or instrumentalities that mature or may be redeemed in one year or less, and; corporate bonds and notes that mature or that may be redeemed in one year or less.

INVESTMENT LIMITATIONS

     Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting if the holders of more than 50%

of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder, or interpretations of the SEC or its staff.

     3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures, or other securities.

     7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, or repurchase agreements related to these securities.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Fund, provided that if following the consummation of such merger, consolidation or acquisition results in an investment in the securities of any issuer or a position held that is prohibited by any applicable limitation or restriction of the Fund, the Fund shall, within ninety days (three days in the case of Investment Limitation #1 above) after the consummation of such merger, consolidation or acquisition (or the date of exceeding the borrowing limit with respect to Investment Limitation #1 above), dispose of all of the securities of such issuer or such portion thereof or eliminate such position, as shall be necessary to bring the investment or position within the bounds of the applicable limitation or restriction of the Fund.

     Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Limitations - Fundamental" above).

     1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

     3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4. Illiquid Investments. The Fund will not invest more than 15% of its net assets in illiquid securities, as defined by the 1940 Act.

THE INVESTMENT ADVISER

     The Adviser is Alpha Fiduciary, Inc., located at 20645 N Pima Rd Suite N-225, Scottsdale, AZ 85255. The Adviser is owned and controlled by Arthur T. Doglione.

     Under the terms of the Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Adviser receives an annual investment management fee of 1.00% of the Fund’s average daily net assets. For the fiscal year ended July 31, 2021, the Adviser earned advisory fees equal to $130,312.

     The Adviser retains the right to use the name "Alpha Fiduciary Quantitative Strategy Fund" or any derivative thereof in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "Alpha Fiduciary Quantitative Strategy Fund" or any derivative thereof automatically ceases ninety days after termination of the Management Agreement and may be withdrawn by the Adviser on ninety days’ written notice.

     The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the financial institution’s services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

Under the Services Agreement, the Adviser assumes and pays all ordinary expenses of the Fund, except that the Fund pays all management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR Fees, underlying fund fees and expenses, and extraordinary or non-recurring expenses. Under the Services Agreement, the Adviser receives an annual Services Agreement fee of 0.70% of the Fund’s average daily net assets up to $25 million, 0.35% of the Fund’s average daily net assets from $25 million to $100 million, and 0.25% of such assets in excess of $100 million. For the fiscal year ended July 31, 2021, the Adviser earned service fees equal to $91,219.

THE PORTFOLIO MANAGERS

     Arthur T. Doglione and Curtis J. Anderson (the “Portfolio Managers”) are the portfolio managers responsible for the day-to-day management of the Fund. The following provides information regarding other accounts managed by the Portfolio Managers as of July 31, 2021:

Mr. Doglione				Total Assets By
			Number of Accounts	Account Type
	Number of Accounts	Total Assets By	by Type Subject to a	Subject to a
Account Type	by Account Type	Account Type	Performance Fee	Performance Fee
Registered	0	0	0	0
Investment
Companies
Other Pooled	16	$45.3 million	0	0
Investment Vehicles
Other Accounts	247	$101.1 million	0	0

Mr. Anderson				Total Assets By
			Number of Accounts	Account Type
	Number of Accounts	Total Assets By	by Type Subject to a	Subject to a
Account Type	by Account Type	Account Type	Performance Fee	Performance Fee
Registered	0	0	0	0
Investment
Companies
Other Pooled	16	$45.3 million	0	0
Investment Vehicles
Other Accounts	247	$101.1 million	0	0

As of July 31, 2021, the Adviser managed the accounts listed above. The Adviser has not identified any material conflicts between the Fund and other accounts managed by the portfolio managers. However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and of other individual accounts by the same portfolio manager at the same time. The management of the Fund and other accounts may result in unequal time and attention being devoted to the Fund and other accounts. Another potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the portfolio managers could favor one account over another. Conversely, when the Fund and other accounts have different investment objectives, risk tolerances and/or time horizons, trades may be made for each account that appear to be in conflict with those of the Fund. Further, a potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio managers could use this information to the advantage of other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that the portfolio manager is favoring one investment vehicle over another.

     Mr. Doglione’s and Mr. Anderson’s compensation as the Fund’s Portfolio Managers is not a fixed salary. Mr. Doglione’s and Mr. Anderson’s compensation is not based on Fund performance. There are no bonuses associated with their service to the Fund. Mr. Doglione’s and Mr. Anderson’s compensation is based upon the Adviser's profitability. Mr. Doglione and Mr. Anderson participate directly in the profits and losses of the Adviser, including the advisory fees.

     The following table shows the dollar range of Fund shares beneficially owned by the Portfolio Managers as of July 31, 2021.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Arthur T. Doglione	$10,001-$50,000
Curtis J. Anderson	$1-$10,000

TRUSTEES AND OFFICERS

     The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. The Trustees who are "interested persons" of the Trust, as defined in the 1940 Act, are indicated by an asterisk. Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed. Officers hold office for one year and until their respective successors are chosen and qualified.

     The Board is currently composed of four Trustees, including three Trustees who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (each an “Independent Trustee”). In addition to four regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. The Board of Trustees has established an Audit Committee comprised entirely of Trustees who are Independent Trustees. The Audit Committee is generally responsible for (i) overseeing and monitoring the Trust's internal accounting and control structure, its auditing function and its financial reporting process, (ii) selecting and recommending to the full Board of Trustees the appointment of auditors for the Trust, (iii) reviewing audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed; (iv) reviewing the qualifications of the auditor's key personnel involved in the foregoing activities and (v) monitoring the auditor's independence.

     Board Leadership Structure. The Chairman of the Board of Trustees is Mr. George Cossolias, who is an “independent person” of the Trust, within the meaning of the 1940 Act. The Board has established an Audit Committee which allows it to access the expertise necessary to oversee the Trust, identify risks, recognize shareholder concerns and needs and highlight opportunities. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust’s auditor, Chief Compliance Officer and legal counsel, stay fully informed regarding management decisions. The Board of Trustees had determined that its leadership structure is appropriate based on the size of the Trust, the Board’s current responsibilities, each Trustee’s ability to participate in the oversight of the Trust and committee transparency. The Board periodically reviews this leadership structure and believes it to be appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and allocates responsibility among the Audit Committee of the Trustees and the full Board in a manner that enhances effective oversight.

     Risk Oversight. Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Fund’s risks directly and through its officers. While day-to-day risk management responsibilities rest with each Fund’s Chief Compliance Officer, investment advisers and other service providers, the Board monitors and tracks risk by: (1) receiving and reviewing quarterly reports related to the performance and operations of the Fund; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust’s valuation policies and transaction procedures; (3) periodically meeting with the portfolio manager to review investment strategies, techniques and related risks; (4) meeting with representatives of key service providers, including the Fund’s investment advisers, administrator, distributor, transfer agent and the independent registered public accounting firm, to discuss the activities of the Fund; (5) engaging the services of the Chief Compliance Officer of the Fund to test the compliance procedures of the Trust and its service providers; (6) receiving and reviewing reports from the Trust’s independent registered public accounting firm regarding the Fund’s financial condition and the Trust’s internal controls; and (7) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the Trust’s compliance policies and procedures and the effectiveness of their implementation. The Board has concluded that its general oversight of the investment advisers and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

AUDIT COMMITTEE

     The Board of Trustees has an Audit Committee, which is comprised of the independent members of the Board of Trustees, Thomas H. Addis III, Allen C. Brown and George Cossolias. The Audit Committee meets at least once a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee oversees and monitors the Trust’s internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee selects and recommends to the full Board of Trustees the appointment of auditors for the Trust. The Audit Committee also reviews audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed. It reviews the qualifications of the auditor’s key personnel involved in the foregoing activities and monitors the auditor’s independence. During the twelve month period ended July 31, 2021 the Audit Committee met four times.

     The Board nominates and appoints trustees to fill vacancies on the Board of Trustees and to stand for election at shareholder meetings of the Trust. The nomination of any Independent Trustees to the Board is made in the sole and exclusive discretion of the current Independent Trustees. The Trustees do not consider nominations by shareholders for trustee candidates. Each Trustee was nominated to serve on the Board of Trustees based on their particular experiences, qualifications, attributes and skills. The characteristics that have led the Board to conclude that each of the Trustees should continue to serve as a Trustee of the Trust are discussed below.

Jeffrey R. Provence. Mr. Jeffrey R. Provence has served as a Trustee since the Trust’s inception in 2000. Mr. Jeffrey R. Provence is the CEO of Premier Fund Solutions, Inc. which provides the Board of Trustees with knowledge related to fund administration. Mr. Jeffrey R. Provence is also a General Partner of Value Trend Capital Management, LP, and has worked in the investment management industry since 1995 providing investment management knowledge to the Board of Trustees.

Thomas H. Addis III. Mr. Addis has served as a Trustee since the Trust’s inception in 2000. Mr. Addis is the Executive Director/CEO of the Southern California PGA. His strategic planning, organizational and leadership skills help the Board set long-term goals.

Allen C. Brown. Mr. Brown has served as a Trustee since June 2010. He has been an estate planning and business attorney since 1970. As a practicing attorney for over four decades, Mr. Brown provides a valued legal perspective to the Board of Trustees.

George Cossolias. Mr. Cossolias has served as a Trustee since the Trust’s inception in 2000, and as the Chairman of the Board of Trustees since May 2013. As a Certified Public Accountant, Mr. Cossolias brings budgeting and financial reporting skills to the Board of Trustees. Mr. Cossolias serves as Chairman of the Trust’s Audit Committee.

     The trustees and officers, together with their addresses, age, principal occupations during the past five years are as follows:

Interested Trustees and Officers

Name, Address (1), and Year of Birth	Position(s) with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Held By Trustee
Ross C. Provence, Year of Birth: 1938	President	Indefinite Term; Since 2000	General Partner and Portfolio Manager for Value Trend Capital Management, LP (1995 to current). Estate planning attorney (1963 to current).	N/A	N/A
Jeffrey R. Provence(2), Year of Birth: 1969	Trustee, Secretary and Treasurer	Indefinite Term; Since 2000	CEO, Premier Fund Solutions, Inc. (2001 to current). General Partner and Portfolio Manager for Value Trend Capital Management, LP (1995 to current).	13	Blue Chip Investor Funds, Meeder Funds
Julian G. Winters, Year of Birth: 1968	Chief Compliance Officer	Chief Compliance Officer Since 2010	Managing Member, Watermark Solutions LLC (investment compliance and consulting) since March 2007.	N/A	N/A

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, CA 92020.
(2) Jeffrey R. Provence is considered "interested person" as defined in Section 2(a)(19) of the 1940 Act by virtue of his position with the Trust.

Independent Trustees

Name, Address(1), and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Held By Trustee
Thomas H. Addis III, Year of Birth: 1945	Independent Trustee	Indefinite Term; Since 2000	Executive Director/CEO, Southern California PGA (2006 to current).	13	None
Allen C. Brown, Year of Birth: 1943	Independent Trustee	Indefinite Term; Since 2010	Law Office of Allen C. Brown. Estate planning and business attorney (1970 to current).	13	Blue Chip Investor Funds
George Cossolias, CPA, Year of Birth: 1935	Independent Trustee	Indefinite Term; Since 2000	Partner of CWDL, CPAs (February 1, 2014 to current). Owner of George Cossolias & Company, CPAs (1972 to January 31, 2014). President of Lubrication Specialists, Inc. (develops and distributes petroleum based products) (1996 to current).	13	Blue Chip Investor Funds, Neiman Funds

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.

BOARD INTEREST IN THE FUND

As of December 31, 2020, the Trustees owned the following amounts in the Funds:

Name of Trustee	Dollar Range of Securities In The Alpha Fiduciary Quantitative Strategy Fund	Aggregate Dollar Range of Equity Securities In All Registered Investment Companies Overseen By Trustee In Family of Investment Companies
Jeffrey R. Provence(1)	$1-$10,000	Over $100,000
Thomas H. Addis III	$0	$0
Allen C. Brown	$0	$0
George Cossolias, CPA	$0	$0

(1)Jeffrey R. Provence is considered "interested person" as defined in Section 2(a)(19) of the 1940 Act by virtue of his position with the Trust.

COMPENSATION

Trustee fees are paid by the advisers to the Funds of the Trust, including the Adviser to the Fund. Trustees who are deemed "interested persons" of the Trust receive no compensation. Each Independent Trustee shall receive a $375 per meeting fee for each series portfolio of the Trust unless such series portfolio has not reached (i) 5 years of operations (ii) or $5 million in assets, in such case the fee would be $250 per meeting. Additionally, for each series portfolio with less than one year of operation the maximum per meeting fee received by an Independent Trustee is $250. The following table shows Trustee compensation for the 12-month period ended July 31, 2021:

Name	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from Alpha Fiduciary Quantitative Strategy Fund	Total Compensation from the Fund Complex

Jeffrey R. Provence	$0	$0	$0	$0
Thomas H. Addis III	$0	$0	$1,250	$17,125
Allen C. Brown	$0	$0	$1,250	$17,125
George Cossolias, CPA	$0	$0	$1,250	$17,125

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the Management Agreement with the Adviser. As of the date of this SAI, the Trustees and officers of the Trust do not own any of the outstanding shares of the Fund. As of November 3, 2021, the following shareholder was considered to be either a principal shareholder or control person of the Fund:

Name and Address	Shares	Percent Ownership	Type of Ownership
TD Ameritrade Inc. For Benefit of Customers PO Box 2226 Omaha, NE 68103	1,786,651.456	99.99%	Record

As of November 3, 2021, the Trustees and officers of the Trust own less than 1% of the outstanding shares of the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. The Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Fund’s Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

     The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Investment Advisory Agreement. Due to research services provided by brokers, the Fund may direct trades to certain brokers. For the fiscal period ended July 31, 2020, the Fund paid brokerage commissions of $6,405. For the fiscal year ended July 31, 2021, the Fund paid brokerage commissions of $1,696. The difference in brokerage commissions paid by the Fund over the past two fiscal years is primarily due to a decrease in portfolio turnover.

The portfolio turnover rate for the Fund is calculated by dividing the lesser of amounts of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemption of shares and by requirements which enables the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions, and the Fund may engage in short-term trading to achieve its investment objective. The portfolio turnover rate for the Fund for the period ended July 31, 2020 was 464.61%. The portfolio turnover rate for the Fund for the fiscal year ended July 31, 2021 was 59.13%.

     Over-the-counter transactions may be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     When the Fund and another of the Adviser's clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The allocation may be adjusted by the Adviser, taking into account such factors as the size of the individual orders and transaction costs, when the Adviser believes an adjustment is reasonable.

     The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The personnel subject to the Code of Ethics are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code of Ethics from the SEC.

ADDITIONAL TAX INFORMATION

     The following discussion is a summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable federal income tax laws of the U.S. as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. income, estate or gift tax, or foreign, state or local tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

     In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, insurance company, regulated investment company (“RIC”), individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax (“AMT”). Unless otherwise noted, this discussion assumes shares of the Fund are held by U.S. shareholders and that such shares are held as capital assets.

     A U.S. shareholder is a beneficial owner of shares of the Fund who is, for U.S. federal income tax purposes:

  a citizen or individual resident of the United States (including certain former citizens and former long-term residents);
  a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof, or the District of Columbia;
  an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
  a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. shareholders have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

     A “Non-U.S. shareholder” is a beneficial owner of shares of the Fund that is an individual, corporation, trust or estate and is not a U.S. shareholder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership. A prospective shareholder who is a partner of a partnership holding the Fund shares should consult its tax advisors with respect to the purchase, ownership and disposition of its Fund shares.

Taxation as a RIC

     The Fund intends to qualify each year for treatment as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). There can be no assurance that it actually will so qualify. The Fund will qualify as a RIC if, among other things, it meets the source-of-income and the asset-diversification requirements. With respect to the source-of-income requirement, the Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from an interest in a “qualified publicly traded partnership.” A “qualified publicly traded partnership” is generally defined as a publicly traded partnership under Internal Revenue Code section 7704. However, for these purposes, a qualified publicly traded partnership does not include a publicly traded partnership if 90% or more of its income is described in (i) above. Income derived from a partnership (other than a qualified publicly traded partnership) or trust is qualifying income to the extent such income is attributable to items of income of the partnership or trust which would be qualifying income if realized by the Fund in the same manner as realized by the partnership or trust.

     If a RIC fails this 90% income test, as long as such failure is inadvertent such RIC is only required to pay a tax equal to the amount by which it failed the 90% income test.

     With respect to the asset-diversification requirement, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities other than U.S. government securities or the securities of other RICs of (a) one issuer, (b) two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships.

     If a RIC fails this asset-diversification test, such RIC, in addition to other cure provisions previously permitted, has a 6-month period to correct any failure without incurring a penalty if such failure is “de minimis.”

     Similarly, if a RIC fails this asset-diversification test and the failure is not de minimis, a RIC can cure failure if: (a) the RIC files with the Treasury Department a description of each asset that causes the RIC to fail the diversification tests; (b) the failure is due to reasonable cause and not willful neglect; and (c) the failure is cured within six months (or such other period specified by the Treasury). In such cases, a tax is imposed on the RIC equal to the greater of: (a) $50,000 or (b) an amount determined by multiplying the highest rate of corporate tax (currently 21%) by the amount of net income generated during the period of diversification test failure by the assets that caused the RIC to fail the diversification test.

     If the Fund qualifies as a RIC and distributes to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Internal Revenue Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, any ordinary income or capital gain retained by the Fund will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 21%). The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

     The Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income with respect to each calendar year and undistributed capital gains if it fails to meet certain distribution requirements with respect to the one-year period ending on October 31 in that calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (i) 98% of the Fund’s ordinary income (computed on a calendar year basis), (ii) 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31), and (iii) any income realized, but not distributed, and on which the Fund paid no federal income tax in preceding years. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, does not expect to be subject to this excise tax.

     To the extent that the Fund has capital loss carryforwards from prior tax years, those carryforwards will reduce the net capital gains that can support the Fund’s distribution of Capital Gain Dividends. If the Fund uses net capital losses incurred in taxable years beginning on or before December 22, 2010 (pre-2011 losses), those carryforwards will not reduce the Fund’s current earnings and profits, as losses incurred in later years will. As a result, if the Fund then makes distributions of capital gains recognized during the current year in excess of net capital gains (as reduced by carryforwards), the portion of the excess equal to pre-2011 losses factoring into net capital gain will be taxable as an ordinary dividend distribution, even though that distributed excess amount would not have been subject to tax if retained by the Fund. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. Beginning in 2011, a RIC is permitted to carry forward net capital losses indefinitely and may allow losses to retain their original character (as short or as long-term). For net capital losses recognized prior to such date, such losses are permitted to be carried forward up to 8 years and are characterized as short-term. These capital loss carryforwards may be utilized in future years to offset net realized capital gains of the Fund, if any, prior to distributing such gains to shareholders.

     As of July 31, 2021, the Fund had available for federal tax purposes an unused capital loss carry-forward of $10,619,248, of which $8,127,655 is short-term with no expiration and $2,491,593 is long-term with no expiration.

     The Fund’s net realized gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.

     The Fund may be required to recognize taxable income in circumstances in which it does not receive cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment in kind interest or, in certain cases, with increasing interest rates or that are issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any original issue discount accrued will be included in the Fund’s “investment company taxable income” (discussed below) for the year of accrual, the Fund may be required to make a distribution to its shareholders to satisfy the distribution requirement, even though it will not have received an amount of cash that corresponds with the income earned.

     Gain or loss realized by the Fund from the sale or exchange of warrants acquired by the Fund as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long the Fund held a particular warrant. Upon the exercise of a warrant acquired by the Fund, the Fund’s tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant. Except as set forth in “Failure to Qualify as a RIC,” the remainder of this discussion assumes that the Fund will qualify as a RIC for each taxable year.

Failure to Qualify as a RIC

     If the Fund is unable to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any year, it could be subject to corporate level income tax on all of its income and gain, regardless of whether or not such income was distributed (see above regarding certain cure rights available to the Fund if it: a) fails to satisfy the asset-diversification test and the failure is not de minimis, and/or b) fails to satisfy the 90% income test, as long as such failure is inadvertent). Distributions to the Fund’s shareholders of such income and gain will not be deductible by the Fund in computing its taxable income.  In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income, provided in each case that certain holding period and other requirements are satisfied.

     Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholders’ tax basis in their Fund shares, and any remaining distributions would be treated as a capital gain. To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the source-of-income, the asset diversification, and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Internal Revenue Code for at least one year prior to disqualification and that re-qualify as a RIC no later than the second year following the non-qualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent 10 years, unless the Fund made a special election to pay corporate-level tax on such built-in gain at the time of its re-qualification as a RIC.

Taxation for U.S. Shareholders

     Distributions paid to U.S. shareholders by the Fund from its investment company taxable income (which is, generally, the Fund’s ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) are generally taxable to U.S. shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Such distributions (if designated by the Fund) may qualify (i) for the dividends received deduction in the case of corporate shareholders under Section 243 of the Internal Revenue Code to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from tax-exempt organizations, exempt farmers’ cooperatives or real estate investment trusts or (ii) in the case of individual shareholders, as qualified dividend income eligible to be taxed at reduced rates under Section 1(h)(11) of the Internal Revenue Code (which provided for a minimum 20% rate) to the extent that the Fund receives qualified dividend income, and provided in each case certain holding period and other requirements are met. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company. Distributions made to a U.S. shareholder from an excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to such shareholder but retained by the Fund, are taxable to such shareholder as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time such shareholder owned the shares of the Fund.  The maximum tax rate on capital gain dividends received by individuals is generally 20% (5% for individuals in lower brackets). Distributions in excess of the Fund’s earnings and profits will be treated by the U.S. shareholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. shareholder (assuming the shares are held as a capital asset). Generally, not later than sixty days after the close of its taxable year, the Fund will provide the shareholders with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

     As a RIC, the Fund will be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned between the Fund and the shareholders and this may affect the shareholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the IRS, the Fund intends in general to apportion these items in the same proportion that dividends paid to each shareholder bear to the Fund’s taxable income (determined without regard to the dividends paid deduction), unless the Fund determines that a different method for a particular item is warranted under the circumstances.

     For purposes of determining (i) whether the annual distribution requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the U.S. shareholders on December 31 of the year in which the dividend was declared.

     If more than 50% of the value of the Fund’s assets at the close of the taxable year consist of stock or securities in foreign corporations and certain other requirements are met, the Fund may elect to have its foreign tax deduction or credit for such withholding taxes be taken by its investors instead of claiming it on its tax return. If such an election is made, each investor will include in gross income his proportional share of the foreign taxes paid by the Fund. Investors may claim the amount of such taxes paid as a foreign tax credit in order to reduce the amount of U.S. federal income tax liability that an investor incurs on his or her foreign source income, including foreign source income from the Fund. If the Fund makes the election, it will furnish the shareholders with a written notice after the close of its taxable year. The Fund intends to distribute all realized capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholders.

     Sales and other dispositions of the shares of the Fund generally are taxable events.  U.S. shareholders should consult their own tax adviser with reference to their individual circumstances to determine whether any particular transaction in the shares of the Fund is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of shares of the Fund will generally result in capital gain or loss to the shareholder equal to the difference between the amount realized and his adjusted tax basis in the shares sold or exchanged, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by such shareholder with respect to such shares. A loss realized on a sale or exchange of shares of the Fund generally will be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income of corporations. For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, while long-term capital gain generally will be taxed at a maximum rate of 20%. Capital losses are subject to certain limitations.

     The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

     For those securities defined as "covered" under current Internal Revenue Service cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not "covered." The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

     For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

     Original Issue Discount, Pay-In-Kind Securities, and Market Discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s taxable income

(and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

     Some debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligations issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. In the case of higher-risk securities, the amount of market discount may be unclear. See “Higher-Risk Securities.”

     Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. The Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

     In addition, payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

     If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

     Tax-Exempt Shareholders. A tax-exempt shareholder could recognize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Internal Revenue Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

     In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Internal Revenue Code) that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in the Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund that recognizes “excess inclusion income,” then the regulated investment company will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable

CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Fund.

     Passive Foreign Investment Companies. A passive foreign investment company (“PFIC”) is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

     Equity investments by the Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, if the Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, the Fund may make an election to mark the gains (and to a limited extent losses) in its PFIC holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

     Foreign Currency Transactions. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the re-characterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

     Foreign Taxation. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

     The RICs in which the Fund invests may invest in foreign securities. Dividends and interest received by an RIC’s holding of foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If the RIC in which the Fund invests is taxable as a RIC and meets certain other requirements, which include a requirement that more than 50% of the value of such RIC’s total assets at the close of its respective taxable year consists of stocks or securities of foreign corporations, then the RIC should be eligible to file an election with the IRS that may enable its shareholders, including the Fund in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to any foreign and U.S. possessions income taxes paid the by Fund, subject to certain limitations.

     A “qualified fund of funds” is a RIC that has at least 50% of the value of its total interests invested in other RICs at the end of each quarter of the taxable year. If the Fund satisfied this requirement or if it meets certain other requirements, which include a requirement that more than 50% of the value of the Fund’s total assets at the close of its taxable year consist of stocks or securities of foreign corporations, then the Fund should be eligible to file an election with the IRS that may enable its shareholders to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations.

     Foreign Shareholders. Capital Gain Dividends are generally not subject to withholding of U.S. federal income tax. Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Internal Revenue Code (such shareholder, a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

     A regulated investment company is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within a foreign country that has inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests as described below) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the regulated investment company (“short-term capital gain dividends”). If the Fund invests in an underlying fund that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign persons.

     The Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible but is not required to do so. These exemptions from withholding will not be available to foreign shareholders of Funds that do not currently report their dividends as interest-related or short-term capital gain dividends.

     In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

     Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).

     If a beneficial holder of Fund shares who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the beneficial holder’s conduct of that trade or business, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

If a beneficial holder of Fund shares who is a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by that beneficial holder in the United States.

     To qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders in the Fund should consult their tax advisers in this regard.

     A beneficial holder of Fund shares who is a foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

     Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 24%.

     Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

     Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

     Shareholder Reporting Obligations with Respect to Foreign Financial Assets. Certain individuals (and, if provided in future guidance, certain domestic entities) must disclose annually their interests in “specified foreign financial assets” on IRS Form 8938, which must be attached to their U.S. federal income tax returns for taxable years beginning after March 18, 2010. The IRS has not yet released a copy of the Form 8938 and has suspended the requirement to attach Form 8938 for any taxable year for which an income tax return is filed before the release of Form 8938. Following Form 8938’s release, individuals will be required to attach to their next income tax return required to be filed with the IRS a Form 8938 for each taxable year for which the filing of Form 8938 was suspended. Until the IRS provides more details regarding this reporting requirement, including in Form 8938 itself and related Treasury regulations, it remains unclear under what circumstances, if any, a shareholder’s (indirect) interest in the Funds’ “specified foreign financial assets,” if any, will be required to be reported on this Form 8938.

     Other Reporting and Withholding Requirements. Legislation enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends and interest made on or after January 1, 2014, and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest made on or after January 1, 2015.

     The IRS has issued preliminary regulations with respect to these new rules. Their scope remains unclear and potentially subject to material change. Very generally, it is possible that distributions made by the Fund after the dates noted above (or such later dates as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends, Short-Term Capital Gain Dividends and interest-related dividends, as described above) will be subject to the 30% withholding requirement. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding, unless such shareholder enters into a timely agreement with the IRS. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide the Fund with such certifications or other documentation, including, to the extent required, with regard to such shareholders’ direct and indirect owners, as the Fund requires to comply with the new rules. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the Fund.

     Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime, in light of their particular circumstances.

     Shares Purchased through Tax-Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

     FATCA. Although the Fund does not allow accounts from foreign jurisdictions at this time, the following disclosure regarding FATCA is nonetheless potentially relevant to the Fund and its investors. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by the Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

     The foregoing is a general and abbreviated summary of the provisions of the Internal Revenue Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal income, estate or gift taxes, or foreign, state, local taxes or other taxes.

     At the time this SAI was prepared, there were various legislative proposals under consideration that would amend the Internal Revenue Code. At this time, though, it is not possible to determine whether any of these proposals will become law and how these changes might affect the Fund or its shareholders.

PRICING OF FUND SHARES

     The price (net asset value) of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business (the Exchange is closed on weekends, most federal holidays, and Good Friday). For a description of the methods used to determine the net asset value (share price), see "Determination of Net Asset Value" in the Prospectus.

     Equity securities generally are valued by using market quotations but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

PURCHASES AND SALES THROUGH BROKER-DEALERS

     The Fund may be purchased through broker-dealers and other intermediaries. Each Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on each Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, received the order. Customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee.

ANTI-MONEY LAUNDERING PROGRAM

     The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

     Procedures to implement the Program include, but are not limited to, determining that the Fund's transfer agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

CUSTODIAN

     US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202 (the "Custodian") has been selected as the Trust's custodian. The Custodian holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to the Fund. Upon instruction, the Custodian will receive and deliver cash and securities of the Fund in connection with Fund transactions and collect all dividends and other distributions made with respect to Fund portfolio securities. The Custodian will also maintain certain accounts and records of the Fund.

FUND SERVICES

     Mutual Shareholder Services, LLC. (“MSS”), 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, acts as the Fund's transfer agent. MSS maintains the records of the shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. MSS receives an annual fee from the Adviser of $11.50 per shareholder (direct shareholders) or $8.00 per shareholder (Fundserv accounts) (subject to a minimum monthly fee of $775) for these transfer agency services.

          In addition, MSS provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, MSS receives an annual fee from the Adviser based on the average value of the Fund. These fees are: from $0 to $25 million in assets the annual fee is $22,200, from $25 million to $50 million in assets the annual fee is $31,700, from $50 million to $75 million in assets the annual fee is $37,450, from $75 million to $100 million in assets the annual fee is $43,200, from $100 million to $125 million in assets the annual fee is $48,950, from $125 million to $150 million in assets the annual fee is $54,700, from $150 million to $200 million in assets the annual fee is $60,450, from $200 million to $300 million in assets the annual fee is $60,450 plus .01% on assets greater than $200 million and above $300 in assets the annual fee is $70,450 plus .005% on assets greater than $300 million (subject to certain waivers when assets are below $10 million). For the fiscal period ended July 31, 2020, the Adviser paid MSS $19,091 for transfer agent and accounting services. For the fiscal year ended July 31, 2021, the Adviser paid MSS $28,980 for transfer agent and accounting services.

     Premier Fund Solutions, Inc. (“PFS”), 1939 Friendship Drive, Suite C, El Cajon, CA 92020, provides the Fund with administrative services, including regulatory reporting and necessary office equipment, personnel and facilities. PFS receives a monthly fee from the Adviser equal to an annual rate of 0.07% of the Fund's assets under $200 million, 0.05% of the next $500 million of the Fund's average daily net assets, and 0.03% of the average daily net assets of the Fund thereafter (subject to a minimum monthly fee of $2,500 and any waivers). A Trustee of the Trust is the CEO of PFS. For the fiscal period ended July 31, 2020, the Adviser paid PFS $17,500 for administrative services. For the fiscal year ended July 31, 2021, the Adviser paid PFS $30,000 for administrative services.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The firm of Cohen & Company, Ltd., 342 N. Water St., Suite 830, Milwaukee, WI 53202, has been selected as the independent registered public accounting firm for the Fund for the fiscal year ending July 31, 2022. The independent registered public accounting firm performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

     Rafferty Capital Markets, LLC (the “Distributor”), located at 1010 Franklin Avenue - 3rd Floor, Garden City, NY 11530, serves as the principal underwriter of the Fund’s shares. The Distributor is a broker-dealer and acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

Effective January 1, 2022, Alaric Distributors, LLC, a registered broker-dealer, will take over the Fund’s distributor and will serve as the principal underwriter of the Fund’s shares. Alaric is located at 59 Hilton Avenue, Suite 101, Garden City, New York 11530.

LEGAL COUNSEL

Practus, LLP, 11300 Tomahawk Creek Parkway, Ste. 310, Leawood, KS 66211, serves as legal counsel for the Trust and Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which are sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which are filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund is also required to file a schedule of portfolio holdings with the SEC on Form N-PORT within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor). Information contained in annual and semi-annual reports mailed to shareholders, as well as information filed with the SEC on Form N-PORT and information posted on the Fund’s website, is public information. All other information is non-public information.

     The Fund has an ongoing relationship with third-party servicing agents to release portfolio holdings information on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third-party servicing agents are the Adviser, Transfer Agent, Fund Accounting Agent, Distributor, Administrator and Custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors. The Fund’s Chief Compliance Officer must authorize all disclosures of portfolio holdings. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisors at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. The Fund also releases information to Morningstar, Thomson Reuters, Bloomberg, and Factset on a delayed basis after the information has been filed with the SEC or otherwise made public. The Fund believes, based upon its size and history, that these are reasonable procedures to protect the confidentiality of the Fund’s portfolio holdings and will provide sufficient protection against personal trading based on the information.

     The Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the Board. The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Fund’s portfolio holdings to the Board, which will review such arrangement to determine (i) whether it is in the best interests of Fund shareholders, (ii) whether the information will be kept confidential and (iii) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Fund, or the Adviser. Additionally, the Fund, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.

FINANCIAL STATEMENTS

The financial statements and report of the independent registered public accounting firm required to be included in the Statement of Additional Information are incorporated herein by reference to the Fund’s Annual Report to Shareholders for the fiscal year ended July 31, 2021. You can receive free copies of reports (once available), request other information and discuss your questions about the Fund by contacting the Trust directly at:

Alpha Fiduciary Quantitative Strategy Fund

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

PROXY VOTING POLICIES

The Trust and the Adviser each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates responsibility regarding proxy voting to the Adviser subject to the supervision of the Board of Trustees. The Adviser votes the Fund’s proxies in accordance with its proxy voting policy, subject to the provisions of the Trust’s policy regarding conflicts of interests. The Trust’s Proxy Voting Policy and Procedure is attached as Exhibit A. The Adviser’s Proxy Voting Policy and Procedure is attached as Exhibit B.

The Trust’s policy provides that, if a conflict of interest between the Adviser and its affiliates and the Fund arises with respect to any proxy, the Adviser must fully disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board’s instructions. The Board shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s proxy voting policies and in the best interests of Fund shareholders.

MORE INFORMATION. The actual voting records relating to portfolio securities during the most recent 12-Month period ended June 30 will be available after August 31 without charge, upon request by calling toll-free, 1-888-266-3996 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling 1-888-266-3996 and will be sent within three business days of receipt of a request.

EXHIBIT A

PFS FUNDS

PROXY VOTING POLICY AND PROCEDURE

PFS Funds (the “Trust”) is a registered open-end investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each a “Fund” and, collectively, the “Funds”). Effective April 14, 2003, the Securities and Exchange Commission (“SEC”) adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “Proxy Rule”).

Consistent with its fiduciary duties and pursuant to the Proxy Rule, the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein. This policy may be amended, from time to time, as determined by the Board.

The Proxy Rule requires that each series of shares of the Trust listed on Exhibit A, attached hereto, (each a “Fund”), disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The Proxy Rule also requires each Fund to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

Delegation of Proxy Voting Authority to Fund Adviser

The Board believes that the investment adviser (or sub-adviser as the case may be) of each Fund (each an “Adviser”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited entity to make decisions on how to vote proxies of portfolio companies held by that Fund. Therefore, subject to the oversight of the Board, the Trust shall defer to and rely on the Adviser of each Fund to make decisions on how to cast proxy votes on behalf of such Fund.

The Trust hereby designates the Adviser of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio. Consistent with its duties under this Policy, each Adviser shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Adviser shall perform these duties in accordance with the Adviser’s proxy voting policy (each an “Adviser’s Voting Policy”), a copy of which shall be presented to the Board for its review. Each Adviser shall promptly provide to the Board updates to its proxy voting policy as they are adopted and implemented.

The Board, including a majority of the independent trustees of the Board, shall approve each Adviser’s Voting Policy as it relates to each Fund. The Board shall also approve any material changes to the Adviser’s Voting Policy no later than four (4) months after adoption by the Adviser.

Conflict of Interest Transactions

In some instances, an Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser. In such case, the Adviser is instructed to abstain from making a voting decision and to forward all necessary proxy

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voting materials to the Trust to enable the Board to make a voting decision. In addition, provided the Adviser is not affiliated with the Fund’s principal underwriter or an affiliated person of the principal underwriter and neither the Fund’s principal underwriter nor an affiliated person of the principal underwriter has influenced the Adviser with respect to a matter to which the Fund is entitled to vote, a vote by the Adviser shall not be considered a conflict between the Fund’s shareholders and the Fund’s principal underwriter or affiliated person of the principal underwriter.

When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. In the event that the Board is required to vote a proxy because an Adviser has a conflict of interest with respect to the proxy, the Board will vote such proxy in accordance with the Adviser’s proxy voting policy, to the extent consistent with the shareholders’ best interests, as determined by the Board in its discretion. The Board shall notify the Adviser of its final decision on the matter and the Adviser shall vote in accordance with the Board’s decision.

Oversight of the Advisers’ Proxy Voting Compliance Activities

Each Adviser shall present to the Trust’s administrator a quarterly report summarizing its proxy voting compliance activities for the preceding quarter. The administrator shall review the report to ensure compliance with the Proxy Rule and with this Policy, and shall determine the steps and procedures, if any, that must be undertaken or adopted by the Trust and any Adviser to ensure further compliance with the relevant laws.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

Each Fund shall disclose this Policy, or a description of the Policy, to its shareholders by including it as an appendix to its Statement of Additional Information (“SAI”) on Form N-1A. Each Fund will also notify its shareholders in the Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number. The Fund will send this description of the Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

In accordance with the Proxy Rule, each Adviser shall provide a complete voting record, for each series of the Trust for which it acts as adviser, to the Trust’s administrator within 15 days following the end of each calendar quarter. The Trust’s administrator will file Form N-PX with the SEC on an annual basis with the Securities and Exchange Commission no later than August 31st of each year.

Each Fund, subject to oversight of the Board, shall disclose the Fund’s complete proxy voting record to its shareholders on Form N-PX, as required by the Proxy Rule, for the twelve-month period ended June 30th. Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote: (i) The name of the issuer of the portfolio security; (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means); (iii) The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means); (iv) The shareholder meeting date; (v) A brief identification of the matter voted on; (vi) Whether the matter was proposed by the issuer or by a security holder; (vii) Whether the Fund cast its vote on the matter; (viii) How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and (ix) Whether the Fund cast its vote for or against management.

Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund’s website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund’s

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most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30th is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund’s website at a specified Internet address; and (2) on the SEC’s website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

If the Fund has a website, the Fund may post of copy of its Adviser’s proxy voting policy and this Policy on such website. A copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s administrator shall reply to any Fund shareholder request within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

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EXHIBIT B

Proxy Voting

Policy

ALPHA FIDUCIARY has authority to vote client proxies unless retained by clients. Clients may designate who votes proxies by providing this election to the custodians.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the SEC which exercise voting authority with respect to client securities are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Staff Legal Bulletin No. 20 was jointly published by the SEC's Division of Investment Management and Division of Corporation Finance on June 30, 2014. The Division of Investment Management provided guidance about investment advisers' responsibilities in voting client proxies and retaining proxy advisory firms, while the Division of Corporation

Finance addressed the availability and requirements of two exemptions to the federal proxy rules that are often relied upon by proxy advisory firms.

Responsibility

The CCO has the responsibility for the implementation and monitoring of our proxy voting policy and practices.

Procedure

ALPHA FIDUCIARY has adopted procedures to help ensure that the policy is observed, implemented properly, and amended or updated, as appropriate. Importantly, we exercise a greater degree of scrutiny over proxy issues when these relate to investments our investment committee has chosen. Our current procedures are summarized as follows:

* As a courtesy, Alpha Fiduciary will vote proxies on behalf of clients if they have provided authorization to their custodial brokerage firm for such an arrangement. Proxies will be voted according to the organization's recommendations and against shareholder resolutions except in cases where Alpha Fiduciary feels it has an obvious conflict of interest. In such cases, Alpha Fiduciary may go to the client or the board of directors (in the case of a fund) for direction.

* Proxy statements will not be filed or maintained onsite, as they are available for viewing or reprint through the SEC website at www.sec.gov.

* Proxy ballots received via mail shall be completed by the party responsible for proxy voting, and a copy of the ballot shall be maintained onsite for no less than 2 years, and on- or offsite for no less than 5 years after the date the ballot was cast. (In actual practice, ballots are generally scanned and saved electronically.)

* Proxy votes may be cast online via secure sites offered by third party proxy voting services such as proxyvote.com, provided that an appropriate verification of the vote filed with the original proxy ballot.

* In-house documents (i.e., created by ALPHA FIDUCIARY) that were material in the decision making process shall be maintained with the record of the proxy ballot.

* All requests made by clients, whether oral or in writing, for information regarding ALPHA FIDUCIARY's proxy voting policies & procedures or how their securities were voted, will be honored in a timely manner.

* All written requests, with respect to proxy votes, received from clients shall be maintained and preserved onsite for no less than 2 years, and on- or offsite, in an easily accessible place, for no less than 5 years after the date the request was received.

* All written responses, with respect to proxy votes, sent to clients shall be maintained and preserved onsite for no less than 2 years, and on- or offsite, in an easily accessible place, for no less than 5 years after the date the response was sent.

PART C

FORM N-1A

OTHER INFORMATION

ITEM 28. Exhibits.

(a)(1)	Declaration of Trust. Incorporated by reference to Registrant’s Registration Statement filed on January 14, 2000.

(a)(2)	Amended and Restated Declaration of Trust. Incorporated by reference to the Registrant's Post-Effective Amendment No. 20 filed on January 31, 2011.

(a)(3)	Amendments to Amended and Restated Declaration of Trust. Incorporated by reference to the Registrant's Post-Effective Amendment No. 45 filed on June 25, 2012.

(b)(1)	By-laws. Incorporated by reference to Registrant’s Registration Statement filed on January 14, 2000.

(b)(2)	Amended and Restated By-laws. Incorporated by reference to the Registrant's Post-Effective Amendment No. 5 filed on May 31, 2005.

(b)(3)	Amendment No. 2 to the By-laws. Incorporated by reference to the Registrant's Post-Effective Amendment No. 20 filed on January 31, 2011.

(c)	Certificates for shares are not issued. Provisions of the Agreement and Declaration of Trust define the rights of holders of shares of the Trust.

(d)(1)	Management Agreement between the Trust and Value Trend Capital Management, LP. Incorporated by reference to the Registrant's Pre-Effective Amendment No. 1 filed on March 29, 2000.

(d)(2)(i)	Management Agreement between the Trust and Castle Investment Management, LLC with respect to Castle Focus Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 15 filed on June 29, 2010.

(d)(2)(ii)	Management Agreement between the Trust and Castle Investment Management, LLC with respect to Castle Tandem Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 168 filed on March 14, 2019.

(d)(3)(i)	Sub-Advisory Agreement between Castle Investment Management and St. James Investment Company, LLC. Incorporated by reference to the Registrant's Post-Effective Amendment No. 15 filed on June 29, 2010.

(d)(3)(ii)	Amendment to Sub-Advisory Agreement between Castle Investment Management and St. James Investment Company, LLC. Incorporated by reference to the Registrant's Post-Effective Amendment No. 122 filed on July 29, 2016.

(d)(3)(iii)	Sub-Advisory Agreement between Castle Investment Management and Tandem Investment Advisors, Inc. Incorporated by reference to the Registrant's Post-Effective Amendment No. 168 filed on March 14, 2019.

(d)(4)(i)	Management Agreement between the Trust and Bretton Capital Management, LLC for the Bretton Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 98 filed on April 30, 2015.

(d)(4)(ii)	Amendment to Management Agreement between the Trust and Bretton Capital Management, LLC for the Bretton Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 194 filed on March 27, 2020.

(d)(5)(i)	Management Agreement between the Trust and Christopher Weil & Company, Inc. for the Christopher Weil & Company Core Investment Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 33 filed on December 20, 2011.

(d)(5)(ii)	Management Agreement fee waiver between the Trust and Christopher Weil & Company, Inc. for the Christopher Weil & Company Core Investment Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 193 filed on March 27, 2020.

(d)(6)	Management Agreement between the Trust and Ensemble Capital Management, LLC. Incorporated by reference to the Registrant's Post-Effective Amendment No. 139 filed on April 26, 2017.

(d)(7)	Management Agreement between the Trust and Taylor Frigon Capital Management LLC. Incorporated by reference to the Registrant's Post-Effective Amendment No. 132 filed on December 27, 2016.

(d)(8)	Management Agreement between the Trust and Cargile Investment Management, Inc. for the Cargile Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 159 filed on July 9, 2018.

(d)(9)	Management Agreement between the Trust and Alpha Fiduciary, Inc. with respect to Alpha Fiduciary Quantitative Strategy Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 185 filed on November 5, 2019.

(d)(10)	Management Agreement between the Trust and Potomac Fund Management, Inc. with respect to Conquer Risk Managed Volatility Fund, Conquer Risk Tactical Rotation Fund, Conquer Risk Tactical Opportunities Fund, and Conquer Risk Defensive Bull Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 200 filed on June 26, 2020.

(e)(i)	Distribution Agreement. Incorporated by reference to the Registrant's Post-Effective Amendment No. 15 filed on June 29, 2010.

(e)(ii)	Amended Distribution Agreement Schedule A. Incorporated by reference to the Registrant's Post-Effective Amendment No. 200 filed on June 26, 2020.

(f)	Not applicable.

(g)(i)	Amended Custodian Agreement with PFS Funds. Incorporated by reference to the Registrant's Post-Effective Amendment No. 95 filed on March 27, 2015.

(g)(ii)	Amended Custodian Agreement Exhibit B. Incorporated by reference to the Registrant's Post-Effective Amendment No. 200 filed on June 26, 2020.

(h)(1)(i)	Amended Transfer Agent Agreement with Mutual Shareholder Services, LLC with respect to the PFS Funds. Incorporated by reference to the Registrant's Post-Effective Amendment No. 95 filed on March 27, 2015.

(h)(2)(i)	Amended Accounting Services Agreement with Mutual Shareholder Services, LLC, with respect to respect to the PFS Funds. Incorporated by reference to the Registrant's Post-Effective Amendment No. 95 filed on March 27, 2015.

(h)(1)(ii) and (h)(2)(ii) Amended Accounting Services Agreement & Transfer Agent Agreement Exhibit. Incorporated by reference to the Registrant's Post-Effective Amendment No. 200 filed on June 26, 2020.

(h)(3)(i)	Amended Administration Servicing Agreement with Premier Fund Solutions, Inc. with respect to the PFS Funds. Incorporated by reference to the Registrant's Post-Effective Amendment No. 220 filed on July 27, 2021.

(h)(4)(i)	Services Agreement between the Trust and Castle Investment Management, LLC with respect to Castle Focus Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 15 filed on June 29, 2010.

(h)(4)(ii)	Fee Waiver Agreement between the Trust and Castle Investment Management, LLC with respect to Castle Focus Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 222 filed on October 27, 2021.

(h)(4)(iii)	Services Agreement between the Trust and Castle Investment Management, LLC with respect to Castle Tandem Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 168 filed on March 14, 2019.

(h)(4)(iv)	Fee Waiver Agreement between the Trust and Castle Investment Management, LLC with respect to Castle Tandem Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 221 filed on October 27, 2021.

(h)(5)(i)	Services Agreement between the Trust and Christopher Weil & Company, Inc. for the Christopher Weil & Company Core Investment Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 33 filed on December 20, 2011.

(h)(5)(ii)	Services Agreement fee waiver between the Trust and Christopher Weil & Company, Inc. for the Christopher Weil & Company Core Investment Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 193 filed on March 27, 2020.

(h)(6)	Services Agreement between the Trust and Taylor Frigon Capital Management LLC. Incorporated by reference to the Registrant's Post-Effective Amendment No. 132 filed on December 27, 2016.

(h)(7)(i)	Services Agreement between the Trust and Cargile Investment Management, Inc. Incorporated by reference to the Registrant's Post-Effective Amendment No. 159 filed on July 9, 2018.

(h)(7)(ii)	Services Agreement fee waiver between the Trust and Cargile Investment Management, Inc. for the Cargile Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 223 filed on October 28, 2021.

(h)(8)	Services Agreement between the Trust and Alpha Fiduciary, Inc. with respect to Alpha Fiduciary Quantitative Strategy Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 185 filed on November 5, 2019.

(h)(9)(i)	Services Agreement between the Trust and Potomac Fund Management, Inc. with respect to Conquer Risk Managed Volatility Fund, Conquer Risk Tactical Rotation Fund, Conquer Risk Tactical Opportunities Fund, and Conquer Risk Defensive Bull Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 200 filed on June 26, 2020.

(h)(9)(ii)	Amendment to Services Agreement between the Trust and Potomac Fund Management, Inc. with respect to Conquer Risk Managed Volatility Fund, Conquer Risk Tactical Rotation Fund, Conquer Risk Tactical Opportunities Fund, and Conquer Risk Defensive Bull Fund. Filed Herewith. Incorporated by reference to the Registrant's Post-Effective Amendment No. 224 filed on October 28, 2021.

(h)(9)(iii)	Services Agreement fee waiver between the Trust and Potomac Fund Management, Inc. with respect to Conquer Risk Managed Volatility Fund, Conquer Risk Tactical Rotation Fund, and Conquer Risk Tactical Opportunities Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 224 filed on October 28, 2021.

(i)(1)	Legal Opinion with respect to the Wireless Fund. Incorporated by reference to the Registrant's Pre-Effective Amendment No. 1 filed on March 29, 2000.

(i)(2)	Legal Opinion with respect to the Castle Focus Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 15 filed on June 29, 2010.

(i)(3)	Legal Opinion with respect to the Bretton Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 18 filed on September 30, 2010.

(i)(4)	Legal Consent with respect to the Wireless Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 220 filed on July 27, 2021.

(i)(5)	Legal Consent with respect to the Bretton Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 218 filed on April 29, 2021.

(i)(6)	Legal Opinion with respect to the Christopher Weil & Company Core Investment Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 33 filed on December 20, 2011.

(i)(7)	Legal Consent with respect to the Castle Focus Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 222 filed on October 27, 2021.

(i)(8)	Legal Consent with respect to the Christopher Weil & Company Core Investment Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 214 filed on March 29, 2021.

(i)(9)	Legal Opinion with respect to the Ensemble Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 112 filed on October 30, 2015.

(i)(10)	Legal Opinion with respect to the Taylor Frigon Core Growth Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 132 filed on December 27, 2016.

(i)(11)	Legal Consent with respect to the Ensemble Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 212 filed on February 25, 2021.

(i)(12)	Legal Consent with respect to the Taylor Frigon. Incorporated by reference to the Registrant's Post-Effective Amendment No. 215 filed on March 29, 2021.

(i)(13)	Legal Opinion with respect to the Cargile Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 159 filed on July 9, 2018.

(i)(14)	Legal Opinion with respect to the Castle Tandem Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 168 filed on March 14, 2019.

(i)(15)	Legal Consent with respect to the Castle Tandem Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 221 filed on October 27, 2021.

(i)(16)	Legal Consent with respect to the Cargile Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 223 filed on October 28, 2021.

(i)(17)	Legal Opinion with respect to the Alpha Fiduciary Quantitative Strategy Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 185 filed on November 5, 2019.

(i)(18)	Legal Opinion with respect to the Conquer Risk Managed Volatility Fund, Conquer Risk Tactical Rotation Fund, Conquer Risk Tactical Opportunities Fund, and Conquer Risk Defensive Bull Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 200 filed on June 26, 2020.

(i)(19)	Legal Consent with respect to the Alpha Fiduciary Quantitative Strategy Fund. Filed Herewith.

(i)(20)	Legal Consent with respect to the Conquer Risk Managed Volatility Fund, Conquer Risk Tactical Rotation Fund, Conquer Risk Tactical Opportunities Fund, and Conquer Risk Defensive Bull Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 224 filed on October 28, 2021.

(j)(1)	Consent of Cohen & Company, Ltd. with respect to the Wireless Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 220 filed on July 27, 2021.

(j)(2)	Consent of Cohen & Company, Ltd. with respect to the Castle Focus Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 222 filed on October 27, 2021.

(j)(3)	Consent of Cohen & Company, Ltd. with respect to the Bretton Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 218 filed on April 29, 2021.

(j)(4)	Consent of Cohen & Company, Ltd. with respect the Christopher Weil & Company Core Investment Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 214 filed on March 29, 2021.

(j)(5)	Consent of Cohen & Company, Ltd. with respect to the Ensemble Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 212 filed on February 25, 2021.

(j)(6)	Consent of Cohen & Company, Ltd. with respect to the Taylor Frigon Core Growth Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 215 filed on March 29, 2021.

(j)(7)	Consent of Cohen & Company, Ltd. with respect to the Cargile Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 223 filed on October 28, 2021.

(j)(8)	Consent of Cohen & Company, Ltd. with respect to the Castle Tandem Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 221 filed on October 27, 2021.

(j)(9)	Consent of Cohen & Company, Ltd. with respect to the Alpha Fiduciary Quantitative Strategy Fund. Filed Herewith.

(j)(10)	Consent of auditors with respect to the Conquer Risk Managed Volatility Fund, Conquer Risk Tactical Rotation Fund, Conquer Risk Tactical Opportunities Fund, and Conquer Risk Defensive Bull Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 224 filed on October 28, 2021.

(k)	Not applicable.

(l)	Not applicable

(m)	Distribution Plan under Rule 12b-1 for the Class C Shares of the Castle Focus Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 15 filed on June 29, 2010.

(n)	Rule 18f-3 Plan for the Castle Focus Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 126 filed on September 28, 2016.

(o)	Reserved.

(p)(1)	Code of Ethics for the Trust. Incorporated by reference to the Registrant's Post-Effective Amendment No. 15 filed on June 29, 2010.

(p)(2)	Code of Ethics for Value Trend Capital Management, LP. Incorporated by reference to the Registrant's Post-Effective Amendment No. 194 filed on March 27, 2020.

(p)(3)	Amended Code of Ethics for Castle Investment Management, LLC. Incorporated by reference to the Registrant's Post-Effective Amendment No. 222 filed on October 27, 2021.

(p)(4)	Amended Code of Ethics for St. James Investment Company, LLC. Incorporated by reference to the Registrant's Post-Effective Amendment No. 177 filed on July 29, 2019.

(p)(5)	Code of Ethics for Bretton Capital Management, LLC. Incorporated by reference to the Registrant's Post-Effective Amendment No. 18 filed on September 30, 2010.

(p)(6)	Code of Ethics for Christopher Weil & Company, Inc. Incorporated by reference to the Registrant's Post-Effective Amendment No. 33 filed on December 20, 2011.

(p)(7)	Amended Ethics for Ensemble Capital Management, LLC. Incorporated by reference to the Registrant's Post-Effective Amendment No. 177 filed on July 29, 2019.

(p)(8)	Code of Ethics for Taylor Frigon Capital Management LLC. Incorporated by reference to the Registrant's Post-Effective Amendment No. 132 filed on December 27, 2016.

(p)(9)	Code of Ethics for Cargile Investment Management, Inc. Incorporated by reference to the Registrant's Post-Effective Amendment No. 159 filed on July 9, 2018.

(p)(10)	Code of Ethics for Tandem Investment Advisors, Inc. Incorporated by reference to the Registrant's Post-Effective Amendment No. 168 filed on March 14, 2019.

(p)(11)	Code of Ethics for Alpha Fiduciary, Inc. Incorporated by reference to the Registrant's Post-Effective Amendment No. 185 filed on November 5, 2019.

(p)(12)	Code of Ethics for Potomac Fund Management, Inc. Incorporated by reference to the Registrant's Post-Effective Amendment No. 200 filed on June 26, 2020.

(q)	Powers of Attorney of the Registrant and the Officers and the Trustees of the Registrant. Incorporated by reference to the Registrant's Post-Effective Amendment No. 15 filed on June 29, 2010.

-----------------------

ITEM 29.	Persons Controlled by or Under Common Control with the Registrant.

No person is controlled by or under common control with the Registrant.

ITEM 30.	Indemnification.

Reference is made to the Registrant's Declaration of Trust. The application of these provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defenses of any action, suite or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31.	Business and Other Connections of the Investment Adviser.

See the Prospectuses section entitled “Management of the Fund–Adviser” and the Statement of Additional Information section entitled “Investment Adviser” for the activities and affiliations of the officers and directors of the investment advisers of the Registrant (the “Advisers”). Except as so provided, to the knowledge of Registrant, none of the directors or executive officers of the Advisers is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. The Advisers currently serve as investment advisers to other institutional and individual clients.

ITEM 32.	Principal Underwriter.

(a)	Rafferty Capital Markets, LLC (“RCM”), 1010 Franklin Avenue - 3rd Floor, Garden City, NY 11530, serves as the Trust’s principal underwriter. RCM also serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended: Direxion Funds, FMI Funds Inc., Leuthold Funds, Sparrow Funds and Walthausen Funds.

(b)	The following table identifies the Officers of RCM and their positions, if any, with the Trust. The business address of each of these individuals is 1010 Franklin Avenue - 3rd Floor, Garden City, NY 11530.

Name	Position with Underwriter	Position with Trust
Kathleen Rafferty	President	None
Jacqueline Goode	Chief Financial Officer	None

(c)	No commissions or other compensation were received, directly or indirectly, from the Registrant during the most recent fiscal year by the principal underwriter.

ITEM 33. Location of Accounts and Records.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant at 1939 Friendship Drive, Suite C, El Cajon, California 92020 and the Transfer Agent at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 except that all records relating to the activities of the Fund's Custodian are maintained at the office of the Custodian, US Bank, 425 Walnut Street, Cincinnati, Ohio 45202. Certain books and records relating to the Trust’s series portfolios are maintained at the offices of the advisers to the Trust’s series portfolios:

(a) Value Trend Capital Management, LP, located at 1939 Friendship Drive, Suite C, El Cajon, California, keeps records relating to its function as the investment adviser to the Wireless Fund.

(b) Castle Investment Management, LLC, located at 277 S. Washington Street, Suite 335, Alexandria, VA 22314, keeps records relating to its function as the investment adviser to the Castle Focus Fund.

(c) St. James Investment Company, LLC, located at 3838 Oak Lawn Avenue, Suite 1414, Dallas, Texas 75219, keeps records relating to its function as the sub-adviser to the Castle Focus Fund.

(d) Bretton Capital Management, LLC, located at 1460 Mission Street, San Francisco, CA 94103, keeps records relating to its function as the adviser to the Bretton Fund.

(e) Christopher Weil & Company, Inc., located at 11236 El Camino Real, Suite 200, San Diego, California 92130, keeps records relating to its function as the investment adviser to the Christopher Weil & Company Core Investment Fund.

(f) Ensemble Capital Management, LLC located at 1555 Mission St, Suite 3325 San Francisco, CA 94105, keeps records relating to its function as the investment adviser to the Ensemble Fund.

(g) Taylor Frigon Capital Management LLC located at 20715 North Pima Road, Suite 108, Scottsdale, Arizona 85255, keeps records relating to its function as the investment adviser to the Taylor Frigon Core Growth Fund.

(h) Cargile Investment Management, Inc. located at 415 West Wall Street, Suite 2200, Midland, Texas 79701, keeps records relating to its function as the investment adviser to the Cargile Fund.

(i) Tandem Investment Advisors, Inc. located at 145 King Street, Suite 400, Charleston, South Carolina 29401, keeps records relating to its function as the sub-adviser to the Castle Tandem Fund.

(j) Alpha Fiduciary, Inc. located at 17010 E. Chauncey Lane Suite 130, Phoenix, AZ 85054, keeps records relating to its function as the adviser to the Alpha Fiduciary Quantitative Strategy Fund.

(k) Potomac Fund Management, Inc. located at 777 Brickell Ave, Suite #500-9455, Miami, FL 33131, keeps records relating to its function as the adviser to the Conquer Risk Funds.

ITEM 34. Management Services.

Not Applicable.

ITEM 35. Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 225 pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of El Cajon, State of California, on the 29th day of November, 2021.

PFS Funds

By: /s/ Ross C. Provence*

Ross C. Provence, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 225 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title	Date
/s/ Ross C. Provence* Ross C. Provence	President of the Funds	November 29, 2021
/s/ Jeffrey R. Provence Jeffrey R. Provence	Secretary, Treasurer / Principal Financial Officer, and Trustee of the Funds	November 29, 2021
/s/ Thomas H. Addis III* Thomas H. Addis III	Trustee of the Funds	November 29, 2021
/s/ Allen C. Brown* Allen C. Brown	Trustee of the Funds	November 29, 2021
/s/ George Cossolias* George Cossolias, CPA	Trustee of the Funds	November 29, 2021

* By: /s/ Jeffrey R. Provence

Jeffrey R. Provence, Secretary, Treasurer and Attorney-In-Fact

Date: November 29, 2021

PFS FUNDS

PART C - EXHIBIT LIST FOR POST-EFFECTIVE AMENDMENT NO. 225

AS FILED ON NOVEMBER 29, 2021

EXHIBIT INDEX

ITEM 28

(i)(19)    Legal Consent with respect to the Alpha Fiduciary Quantitative Strategy Fund.

(j)(9)       Consent of Cohen & Company, Ltd. with respect to the Alpha Fiduciary Quantitative Strategy Fund.